UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6383

Nuveen Michigan Quality Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It’s not what you earn, it’s what you keep.®

Annual Report February 28, 2014

NAZ Nuveen Arizona Premium Income Municipal Fund

NUM Nuveen Michigan Quality Income Municipal Fund

NUO Nuveen Ohio Quality Income Municipal Fund

NTX Nuveen Texas Quality Income Municipal Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table
of Contents

Chairman’s Letter to Shareholders	4
Portfolio Managers’ Comments	5
Fund Leverage	12
Common Share Information	14
Risk Considerations	16
Performance Overview and Holding Summaries	17
Shareholder Meeting Report	21
Report of Independent Registered Public Accounting Firm	23
Portfolios of Investments	24
Statement of Assets and Liabilities	54
Statement of Operations	55
Statement of Changes in Net Assets	56
Statement of Cash Flows	58
Financial Highlights	60
Notes to Financial Statements	66
Additional Fund Information	82
Glossary of Terms Used in this Report	83
Reinvest Automatically, Easily and Conveniently	85
Board Members & Officers	86

Nuveen Investments 3

Chairman’s Letter
                  to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
April 22, 2014

4 Nuveen Investments

Portfolio Managers’
           Comments

Nuveen Arizona Premium Income Municipal Fund (NAZ)
Nuveen Michigan Quality Income Municipal Fund (NUM)
Nuveen Ohio Quality Income Municipal Fund (NUO)
Nuveen Texas Quality Income Municipal Fund (NTX)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Michael S. Hamilton and Daniel J. Close, CFA, review U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of these four Nuveen Funds. Michael assumed portfolio management responsibility for NAZ in 2011, while Dan has managed NUM, NUO and NTX since 2007.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended February 28, 2014?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued, although the economy remained below peak levels. The Federal Reserve (Fed) maintained its efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. Based on its view that the underlying strength in the broader economy was enough to support ongoing improvement in the labor market, the Fed began to reduce, or taper, its monthly asset purchases in $10 billion increments over the course of three consecutive meetings (December 2013, January 2014 and following the end of this reporting period, March 2014). As of April 2014, the Fed’s monthly purchases will comprise $25 billion in mortgage-backed securities (versus the original $40 billion per month) and $30 billion in longer-term Treasury securities (versus $45 billion). Following the March 2014 meeting, the Fed also stated that it would now look at a wide range of factors, including inflation levels and job creation, in determining future actions and that it would likely maintain the current target range for the fed funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Fed’s 2% longer run goal.

In the fourth quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.6%, bringing the annual GDP for 2013 to 1.9% and continuing the pattern of positive economic growth for the eleventh consecutive quarter. The Consumer Price Index (CPI) rose 1.1% year-over-year as of February 2014, while the core CPI (which excludes food and energy) increased 1.6% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. As of February 2014, the national unemployment rate was 6.7%, down from the 7.7% reported in February 2013. The housing market continued to post gains, as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 13.2% for the twelve months ended January 2014 (most recent data available at the time this report was prepared). This brought the average U.S. home price back to mid-2004 levels, although prices continued to be down approximately 20% from their mid-2006 peak.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments 5

Portfolio Managers’ Comments (continued)

As this reporting period began, continued political debate over federal spending clouded the outlook for the U.S. economy, as lawmakers failed to reach a resolution on spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of Fiscal 2013, the federal budget for Fiscal 2014 remained under debate well into the new fiscal year. On October 1, 2013, the start date for Fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 2014. Consensus on a $1.1 trillion federal spending bill was finally reached in January 2014, and in February 2014, members of Congress agreed to suspend the $16.7 trillion debt ceiling until March 2015.

In June 2013, then-Fed Chairman Ben Bernanke’s remarks about potentially tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and its impact on the economy and financial markets. This led to increased market volatility, which was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in multiple downgrades on the commonwealth’s bonds. In this unsettled environment, the Treasury market traded off, the municipal market followed suit and spreads widened as investor concern grew, prompting increased selling by bondholders across the fixed income markets. During the second half of this reporting period, municipal bonds generally rallied, as higher yields and the prospect of higher taxes sparked increased demand and improved flows into municipal bond funds, while supply continued to drop. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, year-over-year totals for state tax revenues have increased for 15 consecutive quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the more conservative approach to state budgeting as well as a decrease in refunding activity as municipal market yields rose. Over the twelve months ended February 28, 2014, municipal bond issuance nationwide totaled $315.9 billion, a decrease of 17% from the issuance for the twelve-month period ended February 28, 2013.

How were the economic and market environments in Arizona, Michigan, Ohio and Texas during the twelve-month reporting period ended February 28, 2014?

Arizona’s economy continued its recovery from the far-reaching effects of the recession, especially in the state’s hard-hit housing market. Gains in Arizona housing prices have been driven primarily by the Phoenix market, with the state’s smaller metropolitan areas also showing progress. According to the S&P/Case-Shiller Index, housing prices in Phoenix rose 13.8% over the twelve months ended January 2014 (most recent data available at the time this report was prepared), compared with the average increase of 13.2% nationally. In the job market, the Arizona unemployment rate dropped to 7.3% as of February 2014, the lowest level since October 2008, down from 8.0% in February 2013. Growth in professional services, tourism, retail and financial services led recent improvements in the state’s employment picture. For Fiscal 2014, Arizona enacted an $8.8 billion general fund budget, up 3.4% over Fiscal 2013, which restored prior Medicaid cuts, expanded Medicaid under the federal Affordable Care Act and focused on reforming education and protecting children. The 2014 budget also kept intact the state’s $450 million rainy day fund. At the end of Fiscal 2013 in June 2013, the state’s temporary one-cent sales tax, enacted in 2011, expired, resulting in a projected $303.5 million budget gap for Fiscal 2014. Arizona planned to use the financial cushion generated by the sales taxes to offset the shortfall. The state’s proposed general fund budget for Fiscal 2015 totals $9.3 billion, including increased spending for child safety and education and a $50 million deposit to the rainy day fund. This proposed budget estimates that Arizona will return to structural balance by Fiscal 2016. In November 2013, Moody’s affirmed Arizona’s issuer rating at Aa3 and changed its outlook for the state to positive from stable. As of February 2014, S&P rated Arizona’s issuer credit at AA with a stable outlook. For the twelve months ended February 28, 2014, municipal issuance in Arizona totaled $3.75 billion, down 39% from the previous twelve months.

Michigan’s economic recovery has mirrored national progress. The state economy continued to slowly improve, driven in part by the recovering auto industry. Strong domestic auto sales have incrementally bolstered growth over the past five years, though growth in 2013 was more modest than that of 2012. To a large extent, the Michigan economy remained tied to events in the auto industry, as

6 Nuveen Investments

the “Big Three” (General Motors, Ford and Chrysler) continued to rank among the state’s five largest employers. Overall, Michigan remained heavily reliant on manufacturing, which represented 13% of employment in the state, compared with 9% nationally. As of February 2014, Michigan’s unemployment rate was 7.7%, down from 8.8% in February 2013, the lowest level since May 2008. Following the peak in housing prices in mid-2006, home prices in Michigan declined dramatically and the inventory of foreclosed homes remained elevated in many of the state’s hardest-hit metropolitan areas, including Detroit, Warren and Flint. Improvement in the state economy has brought some recuperation in the housing market. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, housing prices in Detroit rose 15.6% over the twelve months ended January 2014 (most recent data available at the time this report was prepared), compared with the national average increase of 13.2%. On the fiscal front, Michigan’s budgetary performance over the last two years has been impressive. As revenues improved, the state demonstrated a commitment to rebuild reserves. For Fiscal 2013, Michigan’s $48.2 billion budget was structurally balanced and did not require major expenditure cuts or borrowing, and the state estimates that the year ended with a $429 million surplus. In 2013, a $140 million deposit brought Michigan’s reserve fund balance to $505 million, representing the largest reserve fund balance in more than a decade, and the Fiscal 2014 budget appropriated another $75 million to the rainy day fund. In other positive news, the state’s improved financial and cash position has eliminated the need for cash flow borrowing. Michigan’s $49 billion budget for Fiscal 2014 provides revenue sharing for local governments, increased funding for K-12 education and additional transportation funding, which is expected to benefit construction spending and payroll growth. As of February 2014, Moody’s and S&P rated Michigan general obligation (GO) debt at Aa2 and AA-, respectively. Both agencies revised their outlook for the state to positive in 2013. During the twelve months ended February 28, 2014, municipal issuance in Michigan totaled $5.7 billion, a decrease of almost 44% from the twelve months ended February 28, 2013.

Ohio’s economy continued to expand modestly, but at a slower pace than immediately following the recession. As of February 2014, the state’s unemployment rate was 6.5%, its lowest level since June 2008, down from 7.3% in February 2013. Manufacturing remained the largest of Ohio’s major employment sectors, and the state continued to be a leading producer of steel and autos. Like other manufacturing-heavy states, Ohio tends to have a somewhat more cyclical economy than the nation as a whole. The state has experienced a small boom in oil and gas production, due largely to hydraulic fracturing in the Utica shale field in the Appalachian Basin. According to a recent report from the Ohio Oil and Gas Association, production of natural gas and oil in the state more than doubled in 2013. Ohio also saw improvement in its housing market in 2013, with the state’s home sales rising almost 15%. According to the S&P/Case-Shiller Index of prices in 20 major metropolitan areas, housing prices in Cleveland were 4.0% higher in January 2014 (most recent data available at the time this report was prepared) than a year earlier. On the fiscal front, Ohio has seen revenue recovery in line with its economic recovery, with Fiscal 2013 tax revenues 10.6% higher than prior-year collections. Income and sales taxes now make up more than half the state’s general fund revenues. In Fiscal 2013, Ohio fully funded its budget stabilization fund to its statutory maximum for the first time since 2000. Ohio’s Fiscal 2014-2015 biennial budget included significant tax reform, including a 10% personal income tax reduction over the next three years and a 0.25% sales tax rate increase effective September 2013. The state’s Medicaid expansion, which became effective January 1, 2014, was expected to have minimal budget impact due to the fact that additional enrollment will be covered by an estimated $562 million in federal funds for Fiscal 2014. As of February 2014, Moody’s and S&P rated Ohio GO debt at Aa1 and AA+, respectively, with stable outlooks. For the twelve months ended February 28, 2014, municipal issuance in Ohio totaled $9.1 billion, a decrease of 27% compared with the twelve months ended February 28, 2013.

The economic recovery in Texas continued to outpace the national recovery, with the state’s employment surpassing pre-recession levels in September 2011. Texas experienced solid employment growth across all industries in 2013, as goods-producing industry growth of 3.7% outpaced the 2.8% growth in service-producing industries. The state’s three largest employment sectors, education and health services, professional and business services and trade, represented approximately 47% of the state’s workers. Strong employment and expanded labor force participation, together with positive demographic trends, created strong demand for housing and increases in the state’s housing prices and home sales. As of February 2014, the state’s 5.7% unemployment rate was down from 6.5% in February 2013 and well below the February 2014 national rate of 6.7%. According to the S&P/Case-Shiller Index, housing prices in Dallas posted a year-over-year increase of 10.0% as of January 2014 (most recent data available at the time this report was prepared), putting home prices there less than 1% away from their all-time highs. On the fiscal front, Texas continued to benefit from strong revenue growth, and the state’s Fiscal 2014-2015 biennium budget was able to restore some previous budget cuts.

Nuveen Investments 7

Portfolio Managers’ Comments (continued)

Texas state sales tax collections represent more than half of the state’s general revenues, and Fiscal 2013 collections were 7.2% higher than those in Fiscal 2012, with January 2014 receipts coming in 8.3% higher than those of January 2013. S&P upgraded its Texas GO rating to AAA from AA+ in December 2013, while Moody’s and Fitch rated Texas GO debt at Aaa and AAA, respectively, with stable outlooks as of February 2014. For the twelve months ended February 28, 2014, municipal issuance in Texas totaled $33.7 billion, a decrease of 11% from the previous twelve months. Texas continued to rank as the third largest state issuer behind California and New York.

What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2014?

As previously discussed, during the first part of this reporting period, debate over federal spending, uncertainty about the Fed’s quantitative easing program and headline credit stories involving Detroit and Puerto Rico led to an unsettled environment and increased selling by bondholders across the fixed income markets. Although the second half of the reporting period brought stabilization and a municipal market rally driven by stronger demand and tight supply, municipal bond prices nationwide generally declined for the reporting period as a whole, while interest rates rose. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helps us keep our Funds fully invested.

During this reporting period, the Funds found value in diversified areas of the marketplace. In NAZ, we purchased a broad mix of sectors and maturities, including higher education credits for the University of Arizona and Arizona State University as well as bonds issued for Tucson water, the Salt River Project electric system, Yavapai Regional Medical Center, Mesa highways and tax increment financing (TIF) districts. All of our purchases consisted of Arizona paper, with the exception of business privilege tax bonds issued by the government of Guam (bonds issued by U.S. territories, such as Puerto Rico, Guam and Virgin Islands, are generally tax-exempt for investors in most states). These bonds, which were added to the portfolio in November 2013, have performed well since our purchase. In Michigan, despite the substantial drop in state issuance during this reporting period, we continued to find bonds that helped us accomplish our goals for NUM, adding several higher education issues (University of Michigan, Michigan State University and Western Michigan University), water and sewer bonds issued for Michigan Clean Water and Lake St. Clair, as well as Michigan Public Power Agency, Wayne County Airport, Oakwood Healthcare and Michigan State Trunk Line dedicated tax bonds. NUM also purchased a state appropriation issue and a local government obligation (GO) bond. In Ohio, NUO found value in health care, local GOs, water and sewer (Cleveland and Toledo), Cleveland Airport, Ohio Turnpike and Cleveland income tax revenue bonds. Our purchases in NTX during this reporting period focused on local and state GOs, dedicated tax (including hotel occupancy tax) bonds, utilities, higher education, charter schools and health care. All of our purchases in the Michigan, Ohio and Texas Funds represented in-state paper.

Overall, one of our key areas of focus during this reporting period was reducing the Funds’ exposure to Puerto Rico and other territorial paper, based on the credit situation in Puerto Rico. (Further information on developments in Puerto Rico and our Puerto Rico holdings can be found later in this report.) Activity during this reporting period was driven primarily by the reinvestment of proceeds from our sales of Puerto Rico bonds as well as proceeds from called and matured bonds. This reinvestment activity was aimed at keeping the Funds fully invested. More broadly, we focused on adding attractive bonds across the credit quality spectrum as opportunities to purchase bonds with long term potential arose. While market action during this reporting period acted to extend the Funds’ durations naturally, we continued to find value in bonds in the intermediate and longer parts of the municipal yield curve, basically maintaining duration within targeted objectives. Because the issuance of new municipal supply in the primary market generally declined during this reporting period, especially in Arizona and Michigan, we also looked to the secondary market as an additional source of attractive opportunities.

As of February 28, 2014, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. During this reporting period, NAZ found it advantageous to add a new inverse floating rate trust following its merger with three Nuveen Arizona Funds (NFZ, NKR, NXE) in April 2013.

8 Nuveen Investments

How did the Funds perform for the twelve-month reporting period ended February 28, 2014?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended February 28, 2014. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market index and Lipper classification average.

For the twelve months ended February 28, 2014, the total returns on common share NAV for these four Funds underperformed the returns for their respective state’s S&P Municipal Bond Index as well as that of the national S&P Municipal Bond Index. For the same period, NUM and NTX outperformed the average return for the Lipper Other States Municipal Debt Funds Classification, while NAZ and NUO performed in line with this Lipper average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, credit exposure and sector allocation. The use of leverage also was an important factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with short intermediate maturities (between two and six years) posted the best returns, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were key detractors from their performance during this reporting period. All of these Funds tended to be overweighted in the longer parts of the yield curve that underperformed and generally underweighted in the outperforming shorter end of the curve. This was especially true in NUO, which had the longest duration among these four Funds, while duration was a modest negative in NTX, which had the shortest duration among this group.

Credit exposure was another factor in the Funds’ performance during this twelve-month reporting period. While performance by credit sector varied from state to state, in general the BBB-rated category (with the exception of Puerto Rico bonds) and non-rated bonds outperformed the general municipal market, as the environment shifted from tradeoff to rally and investors became more willing to accept risk. Overall, credit exposure contributed positively to NUM and NTX, was a neutral to slightly negative factor in NUO and generally detracted from NAZ’s performance.

Among the municipal market sectors, housing bonds generally were the top performers, helped by improving property value assessments and a decline in mortgage and tax delinquencies. Tied to this was the performance of TIF district credits, which benefited from the improving housing market and overall economy. In particular, NAZ received a positive contribution from its overweighting in TIF bonds. Pre-refunded bonds, which are often backed by U.S. Treasury securities, also were among the best performing market segments. The outperformance of these bonds relative to the market can be attributed primarily to their shorter effective maturities. All of these Funds had holdings of pre-refunded bonds, with NTX having the heaviest allocation of these bonds and NAZ the smallest. Other holdings that generally made positive contributions to the Funds’ returns included health care bonds (including hospitals) and GO credits, which typically outperformed the general municipal market, while industrial development revenue (IDR), education and water and sewer bonds generally performed in line with the market.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that generally lagged municipal market performance by the widest margins for this reporting period were utilities and transportation. Dedicated tax bonds, including the sales tax bonds issued by Puerto Rico Sales Tax Financing Corporation (COFINA), also generally detracted from the Funds’ performance and tobacco credits backed by the 1998 master tobacco settlement agreement were among the poorest performing market sectors, due in part to their longer effective durations. All of these Funds except NUM had allocations of tobacco bonds issued by The Children’s Trust Fund (Puerto Rico), while NUM and NUO held Michigan and Buckeye tobacco bonds, respectively. During this reporting period, NUO and NTX sold out of their positions in Puerto Rico tobacco bonds. NAZ was also negatively impacted by its holding of Arizona Higher Education Student Loan auction rate bonds, which had essentially been illiquid since the financial crisis began in 2008. These bonds were eventually called by the issuer in July 2013.

Nuveen Investments 9

Portfolio Managers’ Comments (continued)

Over the twelve-month reporting period ended February 28, 2014, two events in the broader municipal market also had an impact on the Funds’ holdings and performance: the downgrade of Puerto Rico bonds to below investment grade and the bankruptcy filing of Detroit, Michigan. In Puerto Rico, the commonwealth’s continued economic weakening, escalating debt service obligations and longstanding inability to deliver a balanced budget led to multiple downgrades on its debt over the past twelve months. Following the most recent round of rating reductions in early February 2014, the three major rating agencies Moody’s, S&P and Fitch Ratings rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by COFINA also were lowered during the past twelve months, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of February 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended February 28, 2014, Puerto Rico paper underperformed the municipal market as a whole. All of the Funds in this report had limited exposure to Puerto Rico bonds, and the impact on performance differed from Fund to Fund in line with the type and amount of its holdings. These bonds were originally added to our portfolios at times when in-state paper was scarce in order to keep the assets fully invested and working for the Funds. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes). During this reporting period, these four Funds took advantage of opportunities to trim or close out positions in Puerto Rico paper. NAZ, which began this reporting period with an allocation of 4.9% to Puerto Rico debt, reduced its holdings of COFINA subordinate sales tax bonds and sold credits issued by the Puerto Rico Electric Power Authority, Puerto Rico Aqueduct and Sewerage Authority and Puerto Rico Public Buildings Authority, reducing its Puerto Rico exposure to 1.1% by period end. NUM also reduced its Puerto Rico allocation from 2.55% at the beginning of the reporting period to 0.98% at the period end by selling COFINA senior sales tax credits and aqueduct bonds as well as those issued for the Puerto Rico co-generation facility. After period end, NUM sold pre-refunded Puerto Rico bonds, its last remaining position in Puerto Rico paper, bringing its allocation to zero. By period end, NUO also closed out all of its positions in Puerto Rico, which accounted for 3.84% of the portfolio on March 1, 2013, selling COFINA subordinates, aqueduct and pre-refunded bonds. NUM and NUO also sold Guam and Virgin Islands holdings during the reporting period. As of February 28, 2014, the only territorial holding remaining in these two Funds was NUO’s position in two Guam issues totaling $2.8 million. In NTX, we sold the Fund’s holdings of The Children’s Trust Fund tobacco bonds, reducing NTX’s Puerto Rico exposure from 0.96% to zero. A look at Puerto Rico’s tax-supported debt (GO, COFINA and guaranteed debt) as a whole makes it clear that the commonwealth’s debt was structured based on an assumption of a steadily growing economy. Unfortunately for Puerto Rico, its economy continues to struggle with high unemployment and population loss, among other problems. As a result, we believe that Puerto Rico bonds that lack a lien on specific revenues (e.g., COFINA sales tax bonds) or that are not backed by healthy bond insurers currently carry significant economic, fiscal and political risks.

The second event was the City of Detroit’s filing for Chapter 9 in federal bankruptcy court on July 18, 2013. Detroit, burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, had been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. Shareholders of NUM should note that this Fund has no exposure to Detroit GO bonds. Its holdings of Detroit water and sewer credits, which generally are insured, underperformed for the reporting period.

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FUND REORGANIZATIONS

Effective before the opening of business on April 8, 2013, certain Arizona Funds (the Acquired Funds) were reorganized into one, larger Arizona Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Arizona Dividend Advantage Municipal Fund	NFZ	Nuveen Arizona Premium Income Municipal Fund	NAZ
Nuveen Arizona Dividend Advantage Municipal Fund 2	NKR
Nuveen Arizona Dividend Advantage Municipal Fund 3	NXE

Effective before the opening of business on April 8, 2013, certain Ohio Funds (the Acquired Funds) were reorganized into one, larger Ohio Fund included in this report (the Acquiring Fund) as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Ohio Dividend Advantage Municipal Fund	NXI	Nuveen Ohio Quality Income Municipal Fund	NUO
Nuveen Ohio Dividend Advantage Municipal Fund 2	NBJ
Nuveen Ohio Dividend Advantage Municipal Fund 3	NVJ

Upon the closing of the reorganizations, the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved, and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value of which was equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market, and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for their preferred shares of the Acquired Funds held immediately prior to the reorganizations.

In conjunction with the reorganizations, a change-of-domicile reorganization was approved to convert NAZ and NUO from Minnesota corporations to Massachusetts business trusts. As a result, on April 8, 2013, the Funds’ names were changed to Nuveen Arizona Premium Income Municipal Fund and Nuveen Ohio Quality Income Municipal Fund. The Funds’ tickers remained unchanged.

Nuveen Investments 11

Fund
    Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a negative impact on the performance of the Funds over this reporting period.

As of February 28, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Effective Leverage*	36.97%	36.71%	39.70%	33.51%
Regulatory Leverage*	32.56%	33.75%	33.28%	32.31%

*
Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

12 Nuveen Investments

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2014, the Funds have issued and outstanding MuniFund Term Preferred (MTP) Shares, Variable Rate MuniFund Term Preferred (VMTP) Shares and/or Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	MTP Shares				VMTP Shares			VRDP Shares
	Series	Shares Issued at Liquidation Value	Annual Interest Rate	NYSE Ticker	Series	Shares Issued at Liquidation Value		Series	Shares Issued at Liquidation Value
NAZ	—	$—	—	—	2016	$79,000,000	*	—	$—
NUM	—	$—	—	—	2016	$159,000,000	*	—	$—
NUO	—	$—	—	—	—	$—		1	$148,000,000	*
NTX	2015	$70,920,000	2.30%	NTX PRC	—	$—		—	$—

During the current reporting period, NAZ and NUM refinanced their respective MTP and VMTP shares with the issuance of new VMTP Shares, while NUO refinanced its MTP and VMTP shares with the issuance of VRDP Shares. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies for further details on MTP, VMTP and VRDP Shares.

Nuveen Investments 13

Common Share
         Information

COMMON SHARE DIVIDENDS INFORMATION

The following information regarding the Funds’ dividends is current as of February 28, 2014. Each Fund’s dividend levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly dividends to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NAZ	NUM	NUO	NTX
March 2013	$0.0640	$0.0740	$0.0800	$0.0580
April*	0.0640	0.0740	0.1079	0.0580
May	0.0640	0.0740	0.0800	0.0580
June	0.0640	0.0740	0.0800	0.0580
July	0.0640	0.0740	0.0800	0.0580
August	0.0640	0.0740	0.0800	0.0580
September	0.0640	0.0740	0.0800	0.0580
October	0.0640	0.0740	0.0800	0.0580
November	0.0640	0.0740	0.0800	0.0580
December	0.0640	0.0740	0.0800	0.0580
January	0.0655	0.0740	0.0800	0.0580
February 2014	0.0655	0.0740	0.0800	0.0580

Ordinary Income Distribution**	0.0020	0.0013	0.0051	0.0004

Market Yield***	6.15%	6.60%	6.51%	5.14%
Taxable-Equivalent Yield***	8.95%	9.58%	9.56%	7.14%

*
In connection with NUO’s reorganization, the Fund declared a dividend of $0.0279 per common share with an ex-dividend date of April 16, 2013, payable on May 1, 2013. This distribution was in addition to the Fund’s monthly tax-free dividend of $0.0800 with an ex-dividend date of April 3, 2013, payable on May 1, 2013.

**	Distribution paid in December 2013.
***
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.3%, 31.1% and 31.9% for the Arizona, Michigan and Ohio Funds, respectively. The Texas Fund is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 28, 2014, all of the Funds in this report had positive UNII balances, for both tax and financial reporting purposes.

14 Nuveen Investments

COMMON SHARE REPURCHASES

During November 2013, the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

As of February 28, 2014 and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Cumulatively Repurchased and Retired	—	185,000	—	—
Common Shares Authorized for Repurchase	1,155,000	2,085,000	1,850,000	1,005,000

During the current reporting period, the Funds repurchased and retired their common shares at a weighted average price per common share and a weighted average discount per common share as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Shares Repurchased and Retired	—	24,300	—	—
Weighted Average Price per Common Share Repurchased and Retired	—	$12.63	—	—
Weighted Average Discount per Common Share Repurchased and Retired	—	12.91%	—	—

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, NTX was authorized to issue an additional 950,000 common shares through its ongoing equity shelf program. Under this program, the Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

During the current reporting period, NTX sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NTX
Common Shares Sold through Equity Shelf Program	10,120
Weighted Average Premium to NAV per Common Share Sold	1.35%

OTHER COMMON SHARE INFORMATION

As of February 28, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/ (discount) to their common share NAV as shown in the accompanying table.

	NAZ	NUM	NUO	NTX
Common Share NAV	$14.15	$14.98	$16.02	$14.82
Common Share Price	$12.79	$13.45	$14.75	$13.54
Premium/(Discount) to NAV	(9.61)%	(10.21)%	(7.93)%	(8.64)%
12-Month Average Premium/(Discount) to NAV	(8.56)%	(9.99)%	(6.51)%	(5.76)%

Nuveen Investments 15

Risk
    Considerations

Fund Shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Price and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

16 Nuveen Investments

NAZ
Nuveen Arizona Premium Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NAZ at Common Share NAV	(3.40)%	8.83%	4.83%
NAZ at Common Share Price	(13.52)%	9.04%	2.62%
S&P Municipal Bond Arizona Index	0.28%	6.32%	4.58%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper Other States Municipal Debt Funds Classification Average	(3.27)%	8.46%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation		Portfolio Composition		Credit Quality
(% of net assets)		(% of total investments)		(% of total investment exposure)
Municipal Bonds	147.8%	Tax Obligation/Limited	27.1%	AAA/U.S. Guaranteed	13.0%
Floating Rate Obligations	(1.7)%	Health Care	19.6%	AA	33.7%
Variable Rate MuniFund Term		Education and Civic Organizations	13.9%	A	30.0%
Preferred Shares	(48.3)%	Utilities	12.8%	BBB	11.9%
Other Assets Less Liabilities	2.2%	Tax Obligation/General	11.1%	BB or Lower	2.6%
		Water and Sewer	7.4%	N/R	7.5%
		U.S. Guaranteed	5.2%
		Other Industries	2.9%

Nuveen Investments 17

NUM
Nuveen Michigan Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NUM at Common Share NAV	(2.76)%	7.86%	4.83%
NUM at Common Share Price	(8.00)%	11.42%	4.12%
S&P Municipal Bond Michigan Index	(0.31)%	6.55%	4.44%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper Other States Municipal Debt Funds Classification Average	(3.27)%	8.46%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation		Portfolio Composition		Credit Quality
(% of net assets)		(% of total investments)		(% of total investment exposure)
Municipal Bonds	151.1%	Tax Obligation/General	32.9%	AAA/U.S. Guaranteed	19.3%
Floating Rate Obligations	(2.1)%	Water and Sewer	13.5%	AA	56.7%
Variable Rate MuniFund Term		Health Care	13.3%	A	14.1%
Preferred Shares	(50.9)%	U.S. Guaranteed	7.7%	BBB	1.8%
Other Assets Less Liabilities	1.9%	Education and Civic Organizations	7.5%	BB or Lower	6.4%
		Tax Obligation/Limited	7.3%	N/R	0.6%
		Utilities	6.1%
		Other Industries	11.7%

18 Nuveen Investments

NUO
Nuveen Ohio Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NUO at Common Share NAV	(3.38)%	7.82%	4.97%
NUO at Common Share Price	(11.39)%	8.88%	3.49%
S&P Municipal Bond Ohio Index	0.26%	6.96%	4.32%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper Other States Municipal Debt Funds Classification Average	(3.27)%	8.46%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation		Portfolio Composition		Credit Quality
(% of net assets)		(% of total investments)		(% of total investment exposure)
Municipal Bonds	150.1%	Tax Obligation/General	20.4%	AAA/U.S. Guaranteed	20.9%
Floating Rate Obligations	(2.9)%	Health Care	20.2%	AA	43.3%
Variable Rate Demand Preferred Shares	(49.9)%	Tax Obligation/Limited	15.6%	A	20.4%
Other Assets Less Liabilities	2.7%	U.S. Guaranteed	15.2%	BBB	7.4%
		Water and Sewer	6.2%	BB or Lower	6.2%
		Consumer Staples	5.1%	N/R	0.2%
		Education and Civic Organizations	5.0%
		Other Industries	12.3%

Nuveen Investments 19

NTX
Nuveen Texas Quality Income Municipal Fund
Performance Overview and Holding Summaries as of February 28, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

Average Annual Total Returns as of February 28, 2014

	Average Annual
	1-Year	5-Year	10-Year
NTX at Common Share NAV	(2.11)%	7.76%	4.88%
NTX at Common Share Price	(11.03)%	6.17%	4.30%
S&P Municipal Bond Texas Index	0.18%	6.31%	4.67%
S&P Municipal Bond Index	(0.27)%	6.11%	4.45%
Lipper Other States Municipal Debt Funds Classification Average	(3.27)%	8.46%	4.73%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation		Portfolio Composition		Credit Quality
(% of net assets)		(% of total investments)		(% of total investment exposure)
Municipal Bonds	149.8%	Tax Obligation/General	18.0%	AAA/U.S. Guaranteed	29.4%
Floating Rate Obligations	(2.7)%	U.S. Guaranteed	16.9%	AA	30.5%
MuniFund Term Preferred Shares	(47.7)%	Tax Obligation/Limited	12.3%	A	23.0%
Other Assets Less Liabilities	0.6%	Water and Sewer	12.1%	BBB	14.6%
		Utilities	10.3%	BB or Lower	2.0%
		Transportation	9.7%	N/R	0.1%
		Education and Civic Organizations	9.1%
		Health Care	8.0%
		Other Industries	3.6%

20 Nuveen Investments

Shareholder
                               Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 26, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	NAZ		NUM
	Common and		Common and
	Preferred	Preferred	Preferred	Preferred
	shares	shares voting	shares	shares voting
	voting together	together	voting together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	3,132,476	—	891,436
Withhold	—	459,782	—	280,975
Total	—	3,592,258	—	1,172,411
William J. Schneider
For	—	3,132,476	—	891,436
Withhold	—	459,782	—	280,975
Total	—	3,592,258	—	1,172,411
Judith M. Stockdale
For	12,511,499	—	16,779,809	—
Withhold	902,308	—	1,153,241	—
Total	13,413,807	—	17,933,050	—
Carole E. Stone
For	12,543,466	—	16,805,791	—
Withhold	870,341	—	1,127,259	—
Total	13,413,807	—	17,933,050	—
Virginia L. Stringer
For	12,573,864	—	16,799,993	—
Withhold	839,943	—	1,133,057	—
Total	13,413,807	—	17,933,050	—

Nuveen Investments 21

Shareholder Meeting Report (continued)

	NUO		NTX
	Common and		Common and
	Preferred	Preferred	Preferred
	shares	shares voting	shares
	voting together	together	voting together	Preferred
	as a class	as a class	as a class	Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	—	1,160	—	3,732,708
Withhold	—	—	—	1,643,275
Total	—	1,160	—	5,375,983
William J. Schneider
For	—	1,160	—	3,732,708
Withhold	—	—	—	1,643,275
Total	—	1,160	—	5,375,983
Judith M. Stockdale
For	14,376,252	—	11,941,265	—
Withhold	442,447	—	1,852,606	—
Total	14,818,699	—	13,793,871	—
Carole E. Stone
For	14,390,433	—	11,940,221	—
Withhold	428,266	—	1,853,650	—
Total	14,818,699	—	13,793,871	—
Virginia L. Stringer
For	14,395,060	—	11,948,665	—
Withhold	423,639	—	1,845,206	—
Total	14,818,699	—	13,793,871	—

22 Nuveen Investments

Report of
       Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Nuveen Arizona Premium Income Municipal Fund
Nuveen Michigan Quality Income Municipal Fund
Nuveen Ohio Quality Income Municipal Fund
Nuveen Texas Quality Income Municipal Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Arizona Premium Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, and Nuveen Texas Quality Income Municipal Fund (the “Funds”) as of February 28, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Arizona Premium Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund, Nuveen Ohio Quality Income Municipal Fund, and Nuveen Texas Quality Income Municipal Fund at February 28, 2014, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
April 25, 2014

Nuveen Investments 23

NAZ
Nuveen Arizona Premium Income Municipal Fund
Portfolio of Investments		February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 147.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 147.8% (100.0% of Total Investments)
	Consumer Staples – 0.6% (0.4% of Total Investments)
$ 1,035	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds,	5/14 at 100.00	BBB+	$ 1,028,169
	Series 2002, 5.375%, 5/15/33
	Education and Civic Organizations – 20.6% (13.9% of Total Investments)
3,480	Arizona Board of Regents, Arizona State University System Revenue Bonds, Refunding Bonds,	No Opt. Call	AA	3,710,585
	Series 2013A, 5.000%, 7/01/43
1,400	Arizona Board of Regents, University of Arizona, Stimulus Plan for Economic and Educational	No Opt. Call	AA–	1,657,796
	Development Revenue Bonds, Series 2013, 5.000%, 8/01/21
2,240	Arizona Board of Regents, University of Arizona, System Revenue Bonds, Tender Option Bond	No Opt. Call	AA	2,854,208
	Trust 4310, 18.341%, 6/01/20 (IF) (4)
	Arizona State University, System Revenue Bonds, Series 2005:
2,705	5.000%, 7/01/20 – AMBAC Insured	7/15 at 100.00	Aa3	2,872,845
750	5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	Aa3	796,433
2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/22 at 100.00	A–	2,100,840
	Refunding Series 2007, 5.000%, 5/15/31
3,775	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University,	5/20 at 100.00	A+	3,881,833
	Refunding Series 2010, 5.125%, 5/15/40
910	Northern Arizona University, System Revenue Bonds, Series 2012, 5.000%, 6/01/41	6/21 at 100.00	A+	946,127
900	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Choice	9/22 at 100.00	BB+	782,757
	Academies Charter Schools Project, Series 2012, 5.625%, 9/01/42
755	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, fbo	7/22 at 100.00	BB–	748,756
	Brighter Choice Foundation Charter Middle Schools Project, Albany, New York, Series 2012,
	7.500%, 7/01/42
585	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts	7/21 at 100.00	BB	582,332
	Academies – Veritas Project, Series 2012, 6.300%, 7/01/42
745	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Painted Rock	7/20 at 100.00	N/R	715,416
	Academy Charter School Project, Series 2012A, 7.500%, 7/01/42
3,675	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A+	3,743,171
	Project, Series 2012, 5.000%, 6/01/42 (UB) (4)
1,045	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah	12/14 at 100.00	BBB–	1,048,835
	Webster Basic Schools Inc., Series 2004, 6.000%, 12/15/24
745	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden	1/22 at 100.00	B	706,729
	Traditional Schools Project, Series 2012, 7.500%, 1/01/42
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise
	Education Center Project, Series 2010:
745	6.000%, 6/01/40	6/19 at 100.00	BB+	705,448
200	6.100%, 6/01/45	6/19 at 100.00	BB+	189,334
655	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise	6/16 at 100.00	BB+	627,798
	Education Center Charter School, Series 2006, 6.000%, 6/01/36
1,000	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley	7/18 at 100.00	Baa3	1,026,040
	Academy Charter School Project, Series 2008, 6.500%, 7/01/38
250	Sun Devil Energy LLC, Arizona, Revenue Refunding Bonds, Arizona State University Project,	No Opt. Call	AA–	291,675
	Series 2008, 5.000%, 7/01/22
1,500	Tempe Industrial Development Authority, Arizona, Lease Revenue Bonds, Arizona State University	7/14 at 100.00	N/R	1,499,895
	Foundation Project, Series 2003, 5.000%, 7/01/34 – AMBAC Insured
1,350	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona	9/14 at 100.00	BB+	1,330,628
	Agribusiness and Equine Center Charter School, Series 2004A, 6.125%, 9/01/34

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 825	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds,	3/21 at 100.00	BB+	$ 894,911
	Arizona Agribusiness and Equine Center Charter School, Series 2011, 7.875%, 3/01/42
32,235	Total Education and Civic Organizations			33,714,392
	Health Care – 29.0% (19.6% of Total Investments)
3,855	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/17 at 100.00	AA–	4,226,082
	2007A, 5.000%, 1/01/25
7,730	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series	1/18 at 100.00	AA–	8,188,080
	2008D, 5.500%, 1/01/38
5,100	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s	2/22 at 100.00	BBB+	5,103,111
	Hospital, Refunding Series 2012A, 5.000%, 2/01/42
1,840	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/15 at 100.00	BBB+	1,852,162
	Network, Series 2005B, 5.000%, 12/01/37
2,965	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health	12/17 at 100.00	BBB+	2,951,331
	Network, Series 2007, 5.000%, 12/01/42
6,100	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/14 at 100.00	A	6,197,539
	Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23
7,560	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds,	7/17 at 100.00	A	7,766,690
	Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32
230	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities	5/14 at 100.00	AA+	230,998
	Financing Authority, Hospital Revenue Bonds, Hospital de la Concepcion, Series 2000A,
	6.375%, 11/15/15
1,120	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale	9/20 at 100.00	AA–	1,174,454
	Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured
	Show Low Industrial Development Authority, Arizona, Hospital Revenue Bonds, Navapache Regional
	Medical Center, Series 2005:
1,415	5.000%, 12/01/25 – RAAI Insured	12/15 at 100.00	BBB	1,436,579
1,160	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB	1,168,445
2,500	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011,	7/21 at 100.00	BBB+	2,650,275
	6.000%, 7/01/39
	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2013:
200	5.000%, 7/01/19	No Opt. Call	BBB+	224,424
800	5.000%, 7/01/20	No Opt. Call	BBB+	895,184
	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai
	Regional Medical Center, Series 2013A:
210	5.000%, 8/01/19	No Opt. Call	Baa1	234,778
1,000	5.250%, 8/01/33	8/23 at 100.00	Baa1	1,028,410
	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical
	Center, Series 2014A:
1,000	5.000%, 8/01/22	No Opt. Call	A–	1,105,020
1,000	5.250%, 8/01/32	8/24 at 100.00	A–	1,047,400
45,785	Total Health Care			47,480,962
	Long-Term Care – 0.8% (0.6% of Total Investments)
550	Arizona Health Facilities Authority, Health Care Facilities Revenue Bonds, The Beatitudes	10/16 at 100.00	N/R	537,939
	Campus Project, Series 2006, 5.100%, 10/01/22
780	Tempe Industrial Development Authority, Arizona, Revenue Bonds, Friendship Village of Tempe	12/21 at 100.00	N/R	792,964
	Project, Refunding Series 2012A, 6.000%, 12/01/32
1,330	Total Long-Term Care			1,330,903
	Tax Obligation/General – 16.4% (11.1% of Total Investments)
2,140	El Mirage, Arizona, General Obligation Bonds Series 2012, 5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA–	2,247,770
1,265	Gila County Unified School District 10 Payson, Arizona, School Improvement Bonds, Project	7/18 at 100.00	Aa3	1,443,188
	2006, Series 2008B, 5.750%, 7/01/28
1,000	Maricopa County Elementary School District 83 Cartwright, Arizona, General Obligation Bonds,	7/21 at 100.00	AA–	1,084,360
	School Improvement, Project 2010, Series 2011A, 5.375%, 7/01/30 – AGM Insured

Nuveen Investments 25

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,020	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington	No Opt. Call	Aa2	$ 1,137,514
	Elementary School, Series 2002A, 5.375%, 7/01/16 – AGM Insured
775	Maricopa County School District 79 Litchfield Elementary, Arizona, General Obligation Bonds,	7/21 at 100.00	Aa2	893,265
	Series 2011, 5.000%, 7/01/23
1,180	Maricopa County Unified School District 69, Paradise Valley, Arizona, General Obligation	No Opt. Call	Aa2	1,200,107
	Refunding Bonds, Series 2002A, 5.250%, 7/01/14 – FGIC Insured
1,200	Maricopa County Unified School District 95 Queen Creek, Arizona, General Obligation Bonds,	7/18 at 100.00	A1	1,326,984
	Series 2008, 5.000%, 7/01/27 – AGM Insured
1,405	Mesa, Arizona, General Obligation Bonds, Series 2002, 5.375%, 7/01/15 – FGIC Insured	No Opt. Call	AA	1,502,071
1,370	Pima County Continental Elementary School District 39, Arizona, General Obligation Bonds,	7/21 at 100.00	AA–	1,574,212
	Series 2011A, 6.000%, 7/01/30 – AGM Insured
1,000	Pima County Unified School District 08 Flowing Wells, Arizona, General Obligation Bonds,	7/21 at 100.00	A+	1,081,820
	Series 2011B, 5.375%, 7/01/29
1,750	Pima County Unified School District 6, Marana, Arizona, General Obligation Bonds, School	7/21 at 100.00	A+	1,917,423
	Improvement Project 2010 Series 2011A, 5.000%, 7/01/25
4,530	Pinal County Unified School District 1, Florence, Arizona, General Obligation Bonds, Series	7/18 at 100.00	A	5,053,215
	2008C, 5.250%, 7/01/28
	Scottsdale, Arizona, General Obligation Bonds, Preserve Acquisition Series 1999:
1,310	5.000%, 7/01/32	7/21 at 100.00	AAA	1,458,161
1,360	5.000%, 7/01/33	7/21 at 100.00	AAA	1,506,322
1,705	5.000%, 7/01/34	7/21 at 100.00	AAA	1,881,433
1,340	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series	7/16 at 100.00	Aa3	1,451,421
	2006, 5.000%, 7/01/21 – NPFG Insured
24,350	Total Tax Obligation/General			26,759,266
	Tax Obligation/Limited – 40.0% (27.1% of Total Investments)
2,310	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium	7/22 at 100.00	A1	2,406,581
	Facility Project, Series 2012A, 5.000%, 7/01/36
	Arizona State Transportation Board, Highway Revenue Bonds, Subordinate Refunding Series 2011A:
1,275	5.000%, 7/01/16	No Opt. Call	AA+	1,415,518
1,025	5.000%, 7/01/36	7/21 at 100.00	AA+	1,104,807
	Buckeye, Arizona, Festival Ranch Community Facilities District General Obligation Bonds,
	Series 2012:
345	5.000%, 7/15/27 – BAM Insured	7/22 at 100.00	AA	370,844
1,085	5.000%, 7/15/31 – BAM Insured	7/22 at 100.00	AA	1,133,651
639	Centerra Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series	7/15 at 100.00	N/R	590,672
	2005, 5.500%, 7/15/29
500	Eastmark Community Facilities District 1, Mesa, Arizona, Special Assessment Revenue Bonds,	7/23 at 100.00	N/R	438,690
	Assessment District 1, Series 2013, 5.250%, 7/01/38
	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds,
	Montecito Assessment District, Series 2007:
438	5.700%, 7/01/27	1/17 at 100.00	N/R	427,593
471	5.800%, 7/01/32	1/17 at 100.00	N/R	442,636
738	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment	7/14 at 100.00	N/R	739,542
	Lien Bonds, Series 2001A, 7.875%, 7/01/25
1,500	Goodyear, Arizona, Community Facilities General District 1, Arizona, General Obligation	No Opt. Call	A–	1,677,360
	Refunding Bonds, Series 2013, 5.000%, 7/15/23
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	524,795
200	5.125%, 1/01/42	1/22 at 100.00	A	203,212
1,500	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/37	1/22 at 100.00	A	1,517,850
2,280	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 5.000%,	8/16 at 100.00	AA–	2,505,697
	8/01/22 – NPFG Insured
1,550	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%,	8/16 at 100.00	A1	1,687,392
	8/01/23 – NPFG Insured
250	La Paz County, Arizona, Excise Tax Revenue Bonds, Judgement Series 2011A, 4.750%, 7/01/36	7/17 at 100.00	AA–	255,210

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,425	Marana, Arizona, Pledged Excise Tax Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/33	7/23 at 100.00	AA	$ 1,525,334
3,069	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006,	7/16 at 100.00	A2	3,105,981
	4.600%, 1/01/26
680	Marley Park Community Facilities District, City of Surprise, Arizona, Limited Tax General	7/17 at 100.00	N/R	660,885
	Obligation Bonds, Series 2008 (Bank Qualified), 6.100%, 7/15/32
1,160	Merrill Ranch Community Facilities District 1, Florence, Arizona, General Obligation Bonds,	7/18 at 100.00	N/R	1,229,867
	Series 2008A, 7.400%, 7/15/33
2,175	Mohave County, Arizona, Certificates of Participation, Series 2004, 5.250%, 7/01/19 –	7/14 at 100.00	N/R	2,193,509
	AMBAC Insured
300	Page, Arizona, Pledged Revenue Bonds, Refunding Series 2011, 5.000%, 7/01/26	7/21 at 100.00	AA–	330,126
1,500	Palm Valley Community Facility District 3, Goodyear, Arizona, General Obligation Bonds, Series	7/16 at 100.00	N/R	1,368,495
	2006, 5.300%, 7/15/31
1,000	Palm Valley Community Facility District 3, Goodyear, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	939,650
	Bonds, Series 2007, 5.800%, 7/15/32
400	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds,	7/16 at 100.00	N/R	359,160
	Series 2006, 5.350%, 7/15/31
1,000	Phoenix Civic Improvement Corporation, Arizona, Transit Excise Tax Revenue Refunding Bonds,	No Opt. Call	AA	1,194,940
	Light Rail Project, Series 2013, 5.000%, 7/01/20
2,500	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	A+	2,601,425
	JMF-Higley 2012 LLC Project, Series 2012, 5.000%, 12/01/36
580	Phoenix Mesa Gateway Airport Authority, Arizona, Special Facility Revenue Bonds, Mesa Project,	7/22 at 100.00	AA+	585,278
	Series 2012, 5.000%, 7/01/38 (Alternative Minimum Tax)
2,560	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract	4/14 at 100.00	BBB–	2,563,456
	Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.000%, 10/01/18 – ACA Insured
1,140	Pinetop Fire District of Navajo County, Arizona, Certificates of Participation, Series 2008,	6/16 at 102.00	A3	1,187,800
	7.750%, 6/15/29
275	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding	7/14 at 100.00	BB+	210,837
	Bonds, Series 2002D, 5.125%, 7/01/24
1,000	Regional Public Transportation Authority, Arizona, Transportation Excise Tax Revenue Bonds,	No Opt. Call	AA+	1,224,040
	Maricopa County Public Transportation Fund Series 2014, 5.250%, 7/01/22
4,300	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue	7/15 at 100.00	A+	4,398,126
	Bonds, Series 2005, 5.000%, 7/01/25 – SYNCORA GTY Insured
3,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Refunding Series	No Opt. Call	AAA	3,643,110
	2006, 5.000%, 7/01/24
5,000	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Water & Sewer	7/20 at 100.00	AAA	5,439,300
	Improvements Project, Series 2010, 5.000%, 7/01/36
1,570	Tartesso West Community Facility District, Buckeye, Arizona, Limited Tax General Obligation	7/17 at 100.00	N/R	1,475,941
	Bonds, Series 2007, 5.900%, 7/15/32
4,000	Tempe, Arizona, Transit Excise Tax Revenue Obligation Bonds, Refunding Series 2012,	7/22 at 100.00	AAA	4,294,320
	5.000%, 7/01/37
1,750	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien	10/20 at 100.00	BBB	1,795,850
	Series 2010A, 5.000%, 10/01/29
3,145	Vistancia Community Facilities District, Peoria, Arizona, General Obligation Bonds, Series	7/15 at 100.00	A1	3,228,280
	2005, 5.750%, 7/15/24
1,579	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series	7/16 at 100.00	N/R	1,587,053
	2005, 6.000%, 7/01/30
1,000	Westpark Community Facilities District, Buckeye, Arizona, General Obligation Tax Increment	7/16 at 100.00	N/R	912,010
	Bonds Series 2006, 5.250%, 7/15/31
62,724	Total Tax Obligation/Limited			65,496,823
	Transportation – 2.8% (1.9% of Total Investments)
180	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series	7/20 at 100.00	A+	185,659
	2010A, 5.000%, 7/01/40

Nuveen Investments 27

NAZ	Nuveen Arizona Premium Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Refunding
	Series 2013:
$ 1,785	5.000%, 7/01/30 (Alternative Minimum Tax)	7/23 at 100.00	AA–	$ 1,919,303
2,215	5.000%, 7/01/32 (Alternative Minimum Tax)	7/23 at 100.00	AA–	2,358,576
4,180	Total Transportation			4,463,538
	U.S. Guaranteed – 7.7% (5.2% of Total Investments) (5)
1,225	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004, 5.000%,	4/14 at 100.00	N/R (5)	1,230,451
	4/01/20 (Pre-refunded 4/01/14)
1,250	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds,	No Opt. Call	N/R (5)	1,365,025
	Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – NPFG Insured (ETM)
1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second	7/15 at 100.00	AA– (5)	1,064,630
	Series 2005, 5.000%, 7/01/20 (Pre-refunded 7/01/15) – FGIC Insured
100	Maricopa County Unified School District 89, Dysart, Arizona, General Obligation Bonds, Series	7/14 at 100.00	AA– (5)	101,757
	2004B, 5.250%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured
665	Maricopa County Union High School District 210 Phoenix, Arizona, General Obligation Bonds,	7/16 at 100.00	AA (5)	737,299
	Series 2006C, 5.000%, 7/01/24 (Pre-refunded 7/01/16) – NPFG Insured
1,575	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds,	7/14 at 100.00	AA (5)	1,601,334
	Series 2004A, 5.000%, 7/01/20 (Pre-refunded 7/01/14) – AGM Insured
655	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%,	4/15 at 100.00	N/R (5)	689,453
	4/01/16 (Pre-refunded 4/01/15)
3,400	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24	7/15 at 100.00	AA (5)	3,616,886
	(Pre-refunded 7/01/15) – AGM Insured
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC	No Opt. Call	Aa2 (5)	728,929
	Insured (ETM)
300	Pronghorn Ranch Community Facilities District, Prescott Valley, Arizona, General Obligation	7/14 at 100.00	N/R (5)	307,002
	Bonds, Series 2004, 6.400%, 7/15/29 (Pre-refunded 7/15/14)
1,335	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%,	No Opt. Call	AA– (5)	1,194,131
	7/01/17 – NPFG Insured (ETM)
12,135	Total U.S. Guaranteed			12,636,897
	Utilities – 18.9% (12.8% of Total Investments)
1,495	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds,	3/22 at 100.00	Baa1	1,493,640
	Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30
	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds,
	Hoover Project, Series 2001:
1,000	5.250%, 10/01/15	No Opt. Call	AA	1,078,870
1,500	5.250%, 10/01/17	No Opt. Call	AA	1,739,895
4,310	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding	6/20 at 100.00	Aa3	4,523,173
	Bonds, Southern California Edison Company, Series 2000A, 5.000%, 6/01/35
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 –	No Opt. Call	Aa2	427,032
	FGIC Insured
3,335	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power	1/15 at 100.00	Baa1	3,408,737
	Company, Refunding Series 2008, 5.750%, 9/01/29
1,800	Pinal County Electrical District 3, Arizona, Electric System Revenue Bonds, Refunding Series	7/21 at 100.00	A	1,920,006
	2011, 5.250%, 7/01/36
2,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	No Opt. Call	Aa1	2,107,720
	Revenue Bonds, Series 2005A, 5.000%, 1/01/35
2,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System	1/18 at 100.00	Aa1	3,250,700
	Revenue Bonds, Tender Option Bond Trust 09-9W, 17.737%, 1/01/38 (IF) (4)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc
	Prepay Contract Obligations, Series 2007:
4,500	5.500%, 12/01/29	No Opt. Call	A–	5,058,045
5,665	5.000%, 12/01/37	No Opt. Call	A–	5,956,294
28,475	Total Utilities			30,964,112

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 11.0% (7.4% of Total Investments)
$ 500	City of Goodyear, Arizona Subordinate Lien Water and Sewer Revenue Obligations, Series 2011,	7/21 at 100.00	AA–	$ 536,590
	5.500%, 7/01/41
1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation,	7/14 at 100.00	BBB+	1,009,342
	Series 2004, 5.000%, 7/01/24 – SYNCORA GTY Insured
500	Glendale, Arizona, Water and Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/28	7/22 at 100.00	AA	554,210
2,855	Goodyear, Arizona, Water and Sewer Revenue Obligations, Series 2010, 5.625%, 7/01/39	7/20 at 100.00	A+	3,048,969
420	Maricopa County Industrial Development Authority, Arizona, Water System Improvement Revenue	6/14 at 100.00	N/R	420,546
	Bonds, Chaparral City Water Company, Series 1997A, 5.400%, 12/01/22 – AMBAC Insured
	(Alternative Minimum Tax)
1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds,	7/14 at 100.00	AA+	1,016,120
	Series 2004, 5.000%, 7/01/24 – NPFG Insured
	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Refunding
	Bonds, Series 2001:
1,250	5.500%, 7/01/21 – FGIC Insured	No Opt. Call	AAA	1,542,575
1,040	5.500%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	1,284,639
1,500	Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A, 5.000%, 7/01/26	No Opt. Call	AA–	1,710,405
1,000	Pima County, Arizona, Sewer System Revenue Obligations, Series 2014, 5.000%, 7/01/22	No Opt. Call	AA–	1,195,920
	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
1,000	4.700%, 4/01/22	4/14 at 100.00	A–	1,003,360
1,970	4.900%, 4/01/32	4/17 at 100.00	A–	1,976,069
500	Tucson, Arizona, Water System Revenue Bonds, Refunding Series 2013A, 5.000%, 7/01/23	No Opt. Call	AA	597,356
2,370	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water &	12/17 at 100.00	N/R	2,063,062
	Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)
16,910	Total Water and Sewer			17,959,163
$ 229,159	Total Long-Term Investments (cost $230,625,676)			241,834,225
	Floating Rate Obligations – (1.7)%			(2,755,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (48.3)% (6)			(79,000,000)
	Other Assets Less Liabilities – 2.2%			3,555,605
	Net Assets Applicable to Common Shares – 100%			$ 163,634,830

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.7%. (ETM) Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 29

NUM
Nuveen Michigan Quality Income Municipal Fund
Portfolio of Investments		February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 151.1% (100.0% of Total Investments)
	Consumer Staples – 7.1% (4.7% of Total Investments)
$ 7,100	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/17 at 100.00	B–	$ 6,064,039
	Senior Lien Series 2007A, 6.000%, 6/01/34
17,150	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds,	6/18 at 100.00	BB–	16,202,632
	Series 2008A, 6.875%, 6/01/42
24,250	Total Consumer Staples			22,266,671
	Education and Civic Organizations – 11.3% (7.5% of Total Investments)
1,000	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007,	11/16 at 100.00	BB–	724,810
	5.250%, 11/01/36
1,255	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005,	11/15 at 100.00	B	945,580
	5.750%, 11/01/30
805	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding	10/21 at 100.00	BB+	840,501
	Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31
	Michigan Higher Education Facilities Authority, Limited Obligation Revenue Refunding Bonds,
	Kettering University, Series 2001:
1,685	5.500%, 9/01/17 – AMBAC Insured	9/14 at 100.00	N/R	1,687,191
1,150	5.000%, 9/01/26 – AMBAC Insured	9/14 at 100.00	N/R	1,105,518
245	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American	12/17 at 100.00	N/R	229,538
	Montessori Academy, Series 2007, 6.500%, 12/01/37
5,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	5,213,050
2,790	Michigan State University, General Revenue Bonds, Series 2013A, 5.000%, 8/15/41	8/23 at 100.00	Aa1	2,981,894
2,175	Michigan Technological University, General Revenue Bonds, Refunding Series 2012A,	10/21 at 100.00	A1	2,283,424
	5.000%, 10/01/34
4,000	University of Michigan, General Revenue Bonds, Series 2014A, 5.000%, 4/01/44	4/24 at 100.00	AAA	4,365,800
5,000	Wayne State University, Michigan, General Revenue Bonds, Refunding Series 2008, 5.000%,	No Opt. Call	Aa2	5,320,800
	11/15/35 – AGM Insured
3,700	Wayne State University, Michigan, General Revenue Bonds, Series 2013A, 5.000%, 11/15/40	11/23 at 100.00	Aa2	3,881,152
	Western Michigan University, General Revenue and Refunding Bonds, Series 2013:
750	5.250%, 11/15/33 – AGM Insured	11/23 at 100.00	AA–	808,823
4,250	5.000%, 11/15/39 – AGM Insured	11/23 at 100.00	AA–	4,451,236
500	Western Michigan University, General Revenue Refunding Bonds, Series 2011, 5.000%, 11/15/31	11/21 at 100.00	A1	532,025
34,305	Total Education and Civic Organizations			35,371,342
	Health Care – 20.1% (13.3% of Total Investments)
4,000	Grand Traverse County Hospital Financial Authority, Michigan, Revenue Bonds, Munson	7/21 at 100.00	AA–	4,205,320
	Healthcare, Refunding Series 2011A, 5.000%, 7/01/29
1,800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Allegiance	6/20 at 100.00	AA–	1,850,472
	Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured
	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System,
	Refunding Series 2011C:
5,500	5.000%, 1/15/31	1/22 at 100.00	AA	5,824,555
2,000	5.000%, 1/15/42	1/22 at 100.00	AA	2,058,280
5,505	Michigan Finance Authority, Hospital Revenue and Refunding Bonds, Crittenton Hospital Medical	No Opt. Call	BBB+	5,166,883
	Center, Series 2012A, 5.000%, 6/01/39
3,930	Michigan Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Refunding Series	8/23 at 100.00	A	4,055,524
	2013, 5.000%, 8/15/31

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Michigan Finance Authority, Revenue Bonds, Oakwood Obligated Group, Refunding Series 2012:
$ 1,000	5.000%, 11/01/25	11/22 at 100.00	A	$ 1,079,740
1,000	5.000%, 11/01/26	No Opt. Call	A	1,070,740
3,750	5.000%, 11/01/42	11/22 at 100.00	A	3,799,800
3,000	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012,	11/22 at 100.00	A+	3,046,380
	5.000%, 11/15/42
9,650	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011,	12/21 at 100.00	Aa2	9,927,341
	5.000%, 12/01/39
	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System,
	Refunding Series 2009:
150	5.000%, 11/15/20	11/19 at 100.00	A2	169,017
7,300	5.750%, 11/15/39	11/19 at 100.00	A2	7,568,567
4,000	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, MidMichigan Obligated	6/19 at 100.00	AA–	4,264,320
	Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured
2,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health	11/16 at 100.00	A2	2,001,720
	System, Series 2006A, 5.250%, 11/15/46
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series	6/22 at 100.00	Aa2	1,021,980
	2009C, 5.000%, 12/01/48
3,640	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William	8/19 at 100.00	A1	3,892,871
	Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39
1,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont	9/18 at 100.00	A1	1,831,050
	Hospital, Refunding Series 2009V, 8.250%, 9/01/39
60,725	Total Health Care			62,834,560
	Housing/Multifamily – 5.4% (3.6% of Total Investments)
2,675	Michigan Housing Development Authority, FNMA Limited Obligation Multifamily Housing Revenue	12/20 at 101.00	AA	2,867,063
	Bonds, Parkview Place Apartments, Series 2002A, 5.550%, 12/01/34 (Alternative Minimum Tax)
845	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Breton Village Green	4/14 at 100.00	AA–	854,278
	Project, Series 1993, 5.625%, 10/15/18 – AGM Insured
1,285	Michigan Housing Development Authority, Limited Obligation Revenue Bonds, Walled Lake Villa	4/14 at 100.00	AA–	1,288,213
	Project, Series 1993, 6.000%, 4/15/18 – AGM Insured
	Michigan Housing Development Authority, Multifamily Housing Revenue Bonds, Series 1988A:
1,395	3.375%, 11/01/16 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,426,192
1,405	3.875%, 11/01/17 (Alternative Minimum Tax)	11/14 at 101.00	AA	1,435,699
2,300	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%,	7/15 at 100.00	AA	2,320,010
	4/01/31 – AGM Insured (Alternative Minimum Tax)
325	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A,	10/18 at 100.00	AA	339,755
	5.700%, 10/01/39
1,825	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A,	10/20 at 100.00	AA	1,881,192
	5.000%, 10/01/35
1,725	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012A-2,	4/22 at 100.00	AA	1,726,087
	4.625%, 10/01/41
	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2012D:
2,150	3.950%, 10/01/37	4/22 at 100.00	AA	1,956,672
1,000	4.000%, 10/01/42	No Opt. Call	AA	892,650
16,930	Total Housing/Multifamily			16,987,811
	Housing/Single Family – 1.2% (0.8% of Total Investments)
2,825	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series	6/20 at 100.00	AA+	2,952,436
	2010C, 5.500%, 12/01/28 (Alternative Minimum Tax)
665	Michigan Housing Development Authority, Single Family Homeownership Revenue Bonds, Series	6/21 at 100.00	AA+	681,977
	2011A, 4.600%, 12/01/26
3,490	Total Housing/Single Family			3,634,413

Nuveen Investments 31

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 0.2% (0.1% of Total Investments)
$ 500	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Republic Services Inc., Series	No Opt. Call	BBB+	$ 500,930
	2001, 4.250%, 8/01/31 (Mandatory put 4/01/14) (Alternative Minimum Tax)
	Tax Obligation/General – 49.7% (32.9% of Total Investments)
2,310	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds,	5/22 at 100.00	Aa2	2,567,403
	Refunding Series 2012, 5.000%, 5/01/29
2,200	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement	5/18 at 100.00	AA+	2,326,346
	Series 2008, 5.000%, 5/01/38
100	Battle Creek School District, Calhoun County, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	Aa2	104,858
	5.000%, 5/01/37 – AGM Insured
3,000	Bloomfield Hills Schools, Oakland County, Michigan, School Building and Site General	5/23 at 100.00	Aaa	3,003,300
	Obligation – Unlimited Tax Bonds, Series 2013, 4.000%, 5/01/39
	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2012:
1,000	4.000%, 5/01/32	5/21 at 100.00	AA–	1,000,880
500	4.000%, 5/01/33	5/21 at 100.00	AA–	496,995
	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation
	Bonds, Series 2005:
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,042,210
2,250	5.000%, 5/01/26 – NPFG Insured	5/15 at 100.00	Aa2	2,344,973
4,257	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation	5/17 at 100.00	Aa2	4,436,177
	Bonds, Tender Option Bond Trust 2008-1096, 8.085%, 5/01/32 – NPFG Insured (IF)
875	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Refunding	No Opt. Call	AA–	1,035,046
	Series 2012, 5.000%, 5/01/20
	Comstock Park Public Schools, Kent County, Michigan, General Obligation Bonds, School Building
	& Site, Series 2011B:
1,200	5.500%, 5/01/36	5/21 at 100.00	AA–	1,299,180
2,190	5.500%, 5/01/41	5/21 at 100.00	AA–	2,347,133
	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A:
2,000	6.000%, 5/01/19 – FGIC Insured	No Opt. Call	Aa2	2,348,560
1,815	6.000%, 5/01/20 – FGIC Insured	No Opt. Call	Aa2	2,143,152
1,075	6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	1,273,295
	Detroit-Wayne County Stadium Authority, Michigan, Wayne County Limited Tax General Obligation
	Bonds, Building Authority Stadium Refunding Series 2012:
1,040	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA–	1,163,614
2,615	5.000%, 10/01/20 – AGM Insured	No Opt. Call	AA–	2,911,123
1,000	5.000%, 10/01/21 – AGM Insured	No Opt. Call	AA–	1,105,880
1,645	5.000%, 10/01/22 – AGM Insured	No Opt. Call	AA–	1,816,722
4,850	5.000%, 10/01/26 – AGM Insured	10/22 at 100.00	AA–	5,103,122
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General
	Obligation Bonds, Devos Place Project, Series 2001:
8,900	0.000%, 12/01/25	No Opt. Call	AAA	5,991,747
3,000	0.000%, 12/01/26	No Opt. Call	AAA	1,913,880
100	0.000%, 12/01/27	No Opt. Call	AAA	60,981
5,305	0.000%, 12/01/29	No Opt. Call	AAA	2,926,769
	Grand Rapids, Michigan, General Obligation Bonds, Capital Improvement Series 2007:
860	5.000%, 9/01/24 – NPFG Insured	9/17 at 100.00	AA	961,145
2,000	5.000%, 9/01/27 – NPFG Insured	9/17 at 100.00	AA	2,175,000
1,650	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	Aa2	1,746,426
	5.125%, 5/01/32 – NPFG Insured
3,185	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 –	5/16 at 100.00	Aa2	3,427,761
	AGM Insured
	Lake Saint Claire, Macomb County, Michigan, Clean water Drainage District General Obligation
	Bonds, Series 2013:
1,000	5.000%, 10/01/25	10/23 at 100.00	AA+	1,138,550
1,020	5.000%, 10/01/26	10/23 at 100.00	AA+	1,152,814

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 200	L’Anse Creuse Public Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA	$ 207,348
	5.000%, 5/01/35 – AGM Insured
2,505	Lincoln Consolidated School District, Washtenaw and Wayne Counties, Michigan, General	5/16 at 100.00	Aa2	2,682,730
	Obligation Bonds, Series 2006, 5.000%, 5/01/25 – NPFG Insured
2,160	Lowell Area Schools, Kent and Ionia Counties, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	Aa2	2,252,426
	5.000%, 5/01/37 – AGM Insured
1,925	Marshall Public Schools, Calhoun County, Michigan, General Obligation Bonds, Series 2007,	5/17 at 100.00	AA–	1,993,665
	5.000%, 5/01/30 – SYNCORA GTY Insured
990	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012,	No Opt. Call	A+	1,096,316
	5.000%, 6/01/20
4,000	Michigan State, General Obligation Bonds, Environmental Program, Refunding Series 2011A,	12/21 at 100.00	Aa2	4,719,600
	5.000%, 12/01/22
1,000	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	1,141,000
2,500	Montrose School District, Michigan, School Building and Site Bonds, Series 1997, 6.000%,	No Opt. Call	Aa3	3,029,325
	5/01/22 – NPFG Insured
2,945	Muskegon Community College District, Michigan, General Obligation Bonds, Community Facility	5/24 at 100.00	AA	3,216,058
	Series 2013I, 5.000%, 5/01/38 – BAM Insured
1,410	New Haven Community Schools, Macomb County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	Aa2	1,510,040
	5.000%, 5/01/25 – AGM Insured
6,820	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds,	5/17 at 100.00	Aaa	7,320,247
	Series 2007, 5.000%, 5/01/36 – AGM Insured
1,595	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA–	1,662,325
	5.000%, 5/01/22 – NPFG Insured
	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007:
4,330	5.000%, 8/01/26 – NPFG Insured (UB)	8/17 at 100.00	Aaa	4,836,134
5,620	5.000%, 8/01/30 – NPFG Insured (UB)	8/17 at 100.00	Aaa	6,053,583
1,100	Oxford Area Community Schools, Oakland and Lapeer Counties, Michigan, General Obligation	5/14 at 100.00	Aa2	1,107,392
	Bonds, Series 2004, 5.000%, 5/01/25 – AGM Insured
2,285	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option	No Opt. Call	Aa2	2,398,062
	Bond Trust 2836, 11.047%, 5/01/15 – AGM Insured (IF)
750	Plainwell Community Schools, Allegan County, Michigan, General Obligation Bonds, School	5/18 at 100.00	Aa2	817,680
	Building & Site, Series 2008, 5.000%, 5/01/28 – AGC Insured
	Port Huron, Michigan, General Obligation Bonds, Refunding & Capital Improvement Series 2011:
1,585	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	1,679,846
640	5.250%, 10/01/37 – AGM Insured	10/21 at 100.00	AA–	675,392
	Port Huron, Michigan, General Obligation Bonds, Series 2011B:
530	5.000%, 10/01/31 – AGM Insured	10/21 at 100.00	AA–	561,715
800	5.250%, 10/01/40 – AGM Insured	10/21 at 100.00	AA–	842,656
500	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Refunding Series	No Opt. Call	AA–	590,055
	2012, 5.000%, 5/01/19
1,000	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2005, 5.000%,	5/15 at 100.00	Aa2	1,039,940
	5/01/27 – AGM Insured
2,100	Rockford Public Schools, Kent County, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	Aa2	2,224,782
	5/01/33 – AGM Insured
350	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series	12/19 at 100.00	AA–	377,423
	2009, 5.125%, 12/01/33 – AGC Insured
3,175	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School	5/15 at 100.00	Aa2	3,285,966
	Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured
1,655	Southfield Library Building Authority, Michigan, General Obligation Bonds, Series 2005,	5/15 at 100.00	AA	1,720,240
	5.000%, 5/01/26 – NPFG Insured
1,535	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series	5/17 at 100.00	Aa2	1,634,637
	2007, 5.000%, 5/01/32 – NPFG Insured

Nuveen Investments 33

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 3,600	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%,	5/18 at 100.00	Aa2	$ 3,806,028
	5/01/34 – AGM Insured
2,275	Troy City School District, Oakland County, Michigan, General Obligation Bonds, Series 2006,	5/16 at 100.00	Aa1	2,477,111
	5.000%, 5/01/19 – NPFG Insured
	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building
	and Site, Series 2008:
1,110	5.000%, 5/01/31 – AGM Insured	5/18 at 100.00	Aa2	1,192,129
2,150	5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	2,231,872
2,860	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements,	12/19 at 100.00	BBB–	3,090,402
	Series 2009A, 6.750%, 11/01/39
	Wayne Charter County, Michigan, Limited Tax General Obligation Airport Hotel Revenue Bonds,
	Detroit Metropolitan Wayne County Airport, Series 2001A:
1,500	5.500%, 12/01/18 – NPFG Insured	6/14 at 100.00	A	1,502,865
5,000	5.000%, 12/01/21 – NPFG Insured	6/14 at 100.00	A	5,003,100
6,125	5.000%, 12/01/30 – NPFG Insured	6/14 at 100.00	A	6,127,450
3,850	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%,	11/14 at 100.00	Aa2	3,963,575
	5/01/17 – AGM Insured
1,725	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds,	No Opt. Call	Aa3	2,041,727
	Series 1996, 5.500%, 5/01/25 – NPFG Insured
1,475	Willow Run Community Schools, Washtenaw County, Michigan, General Obligation Bonds,	5/21 at 100.00	AA–	1,536,891
	Refunding Series 2011, 4.500%, 5/01/31 – AGM Insured
151,617	Total Tax Obligation/General			155,014,775
	Tax Obligation/Limited – 11.0% (7.3% of Total Investments)
	Grand Rapids Building Authority, Kent County, Michigan, General Obligation Bonds, Refunding
	Series 2011:
560	5.000%, 10/01/28	10/21 at 100.00	AA	599,172
500	5.000%, 10/01/30	10/21 at 100.00	AA	528,585
500	5.000%, 10/01/31	10/21 at 100.00	AA	526,585
1,000	Grand Rapids Building Authority, Kent County, Michigan, Limited Tax General Obligation Bonds,	No Opt. Call	AA	1,091,320
	Series 1998, 5.000%, 4/01/16
170	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007,	No Opt. Call	A–	171,251
	5.125%, 5/01/14
4,730	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B,	7/16 at 100.00	AAA	5,213,879
	5.000%, 7/01/22
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
1,600	5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3	1,671,424
2,135	5.000%, 10/15/33 – AMBAC Insured	10/15 at 100.00	Aa3	2,237,694
	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
7,000	0.000%, 10/15/27 – AGM Insured	10/16 at 58.27	AA	3,805,900
7,720	0.000%, 10/15/28 – AGM Insured	10/16 at 55.35	AA	3,887,869
1,500	0.000%, 10/15/30 – FGIC Insured	10/16 at 50.02	Aa3	666,795
8,040	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3	8,412,976
	Michigan State Trunk Line Fund Refunding Bonds, Series 2009:
1,100	5.000%, 11/15/24	11/21 at 100.00	AA+	1,251,976
1,160	4.000%, 11/15/32	11/21 at 100.00	AA+	1,159,188
1,300	5.000%, 11/15/36	11/21 at 100.00	AA+	1,391,273
1,930	Taylor Brownfield Redevelopment Authority, Wayne County, Michigan, Tax Increment Bonds,	5/15 at 100.00	A	1,794,225
	Series 2005A, 5.000%, 5/01/34 – NPFG Insured
40,945	Total Tax Obligation/Limited			34,410,112
	Transportation – 3.8% (2.5% of Total Investments)
230	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series	1/17 at 100.00	AAA	247,278
	2007, 5.000%, 1/01/32

34 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Wayne County Airport Authority, Michigan, Airport Revenue Bonds, Detroit Metro Wayne County
	Airport, Series 2012A:
$ 2,345	5.000%, 12/01/23	No Opt. Call	A	$ 2,583,111
4,000	5.000%, 12/01/42 – AGM Insured	12/22 at 100.00	AA–	4,127,080
4,500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport,	No Opt. Call	A	5,000,580
	Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)
11,075	Total Transportation			11,958,049
	U.S. Guaranteed – 11.6% (7.7% of Total Investments) (4)
915	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%,	7/15 at 100.00	A (4)	972,727
	7/01/30 (Pre-refunded 7/01/15) – NPFG Insured
500	Lansing School District, Ingham County, Michigan, General Obligation Bonds, Series 2004,	5/14 at 100.00	Aa2 (4)	504,270
	5.000%, 5/01/22 (Pre-refunded 5/01/14)
3,810	Livonia Public Schools, Wayne County, Michigan, General Obligation Bonds, Series 2004A,	5/14 at 100.00	A1 (4)	3,842,537
	5.000%, 5/01/21 (Pre-refunded 5/01/14) – NPFG Insured
3,880	Mayville Community Schools, Tuscola County, Michigan, General Obligation Bonds, School	11/14 at 100.00	Aa2 (4)	4,007,652
	Building and Site Project, Series 2004, 5.000%, 5/01/34 (Pre-refunded 11/01/14) – FGIC Insured
3,630	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	N/R (4)	3,734,508
	5.000%, 10/01/19 (Pre-refunded 10/01/14)
1,060	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	N/R (4)	1,090,517
	5.000%, 10/01/23 (Pre-refunded 10/01/14)
3,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, St. John’s Health	5/14 at 100.00	Aaa	3,428,523
	System, Series 1998A, 5.000%, 5/15/28 – AMBAC Insured (ETM)
	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital,
	Series 2005:
425	5.000%, 5/15/25 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	449,480
1,600	5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	1,692,160
835	5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+ (4)	883,096
	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital,
	Series 2005A:
4,435	5.000%, 5/15/26 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	4,688,771
2,680	5.000%, 5/15/34 (Pre-refunded 5/15/15)	5/15 at 100.00	N/R (4)	2,833,350
2,000	Plymouth-Canton Community School District, Wayne and Washtenaw Counties, Michigan, General	5/14 at 100.00	Aa2 (4)	2,017,080
	Obligation Bonds, Series 2004, 5.000%, 5/01/26 (Pre-refunded 5/01/14) – FGIC Insured
4,100	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y,	7/16 at 100.00	Aaa	4,598,642
	5.500%, 7/01/36 (Pre-refunded 7/01/16)
1,425	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds,	5/14 at 100.00	AA– (4)	1,437,797
	Series 2004, 5.250%, 5/01/20 (Pre-refunded 5/01/14) – NPFG Insured
34,710	Total U.S. Guaranteed			36,181,110
	Utilities – 9.2% (6.1% of Total Investments)
	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds,
	Series 2008A:
390	5.000%, 7/01/28	7/18 at 100.00	AA–	410,623
8,250	5.000%, 7/01/32	7/18 at 100.00	AA–	8,727,015
	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Tender Option Bond
	Trust 4700:
1,700	18.536%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	2,202,384
1,110	18.536%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–	1,438,027
4,530	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	4,634,417
	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011:
1,760	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA–	1,935,613
1,990	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA–	2,164,443
2,180	5.000%, 1/01/26 – AGM Insured	1/21 at 100.00	AA–	2,354,596
290	5.000%, 1/01/27 – AGM Insured	1/21 at 100.00	AA–	311,411

Nuveen Investments 35

NUM	Nuveen Michigan Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 3,630	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company,	No Opt. Call	Aa3	$ 4,523,416
	Series 1991BB, 7.000%, 5/01/21 – AMBAC Insured
25,830	Total Utilities			28,701,945
	Water and Sewer – 20.5% (13.5% of Total Investments)
	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,
	Refunding Senior Lien Series 2012A:
500	5.250%, 7/01/26	7/22 at 100.00	BB+	499,065
1,060	5.250%, 7/01/39	7/22 at 100.00	BB+	1,030,267
3,500	5.000%, 7/01/39 – AGM Insured	7/22 at 100.00	AA–	3,394,615
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
1,085	5.000%, 7/01/30 – NPFG Insured	7/15 at 100.00	A	1,069,452
135	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	131,144
4,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%,	No Opt. Call	A	4,034,800
	7/01/29 – FGIC Insured
1,965	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2003A, 5.000%,	7/14 at 100.00	AA	1,966,336
	7/01/17 – AGM Insured
425	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%,	7/18 at 100.00	AA+	431,086
	7/01/36 – BHAC Insured
5,350	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	BB–	5,194,690
305	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%,	7/14 at 100.00	A	296,631
	7/01/34 – NPFG Insured
10,100	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2006A, 5.000%,	7/16 at 100.00	AA–	9,891,031
	7/01/34 – AGM Insured
190	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C,	No Opt. Call	AA–	186,865
	5.000%, 7/01/33 – AGM Insured
	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A:
1,500	5.000%, 7/01/25 – NPFG Insured	7/14 at 100.00	A	1,481,640
60	5.000%, 7/01/26 – NPFG Insured	7/14 at 100.00	A	59,182
175	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003D. RMKTD, 5.000%,	No Opt. Call	A	170,377
	7/01/33 – NPFG Insured
1,330	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 –	7/15 at 100.00	AA+	1,387,150
	NPFG Insured
1,190	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008, 5.000%, 1/01/38	1/18 at 100.00	AA+	1,257,759
2,605	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 –	1/19 at 100.00	AA	2,777,659
	AGC Insured
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012:
2,000	5.000%, 10/01/31	10/22 at 100.00	AAA	2,223,240
1,135	5.000%, 10/01/32	10/22 at 100.00	AAA	1,256,354
	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Subordinate
	Refunding Series 2013:
1,945	5.000%, 10/01/22	No Opt. Call	AAA	2,333,786
3,200	5.000%, 10/01/25	10/22 at 100.00	AAA	3,705,088
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water, Refunding Series	No Opt. Call	AAA	2,419,920
	2012, 5.000%, 10/01/20
580	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	AAA	595,393
	5.000%, 10/01/19
1,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005,	10/15 at 100.00	AAA	1,070,750
	5.000%, 10/01/19
390	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2010,	No Opt. Call	AAA	456,589
	5.000%, 10/01/26
90	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004,	10/14 at 100.00	AAA	92,366
	5.000%, 10/01/23

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007:
$ 500	5.000%, 10/01/23	10/17 at 100.00	AAA	$ 568,220
2,000	5.000%, 10/01/24	10/17 at 100.00	AAA	2,269,360
8,245	North Kent Sewer Authority, Michigan, Sewer Revenue Bonds, Series 2006, 5.000%, 11/01/31 –	11/16 at 100.00	Aa3	8,765,589
	NPFG Insured
	Port Huron, Michigan, Water Supply System Revenue Bonds, Series 2011:
500	5.250%, 10/01/31	10/21 at 100.00	A	528,645
1,500	5.625%, 10/01/40	10/21 at 100.00	A	1,594,065
700	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 –	7/18 at 100.00	A	753,599
	NPFG Insured
61,260	Total Water and Sewer			63,892,713
$ 465,637	Total Long-Term Investments (cost $453,490,441)			471,754,431
	Floating Rate Obligations – (2.1)%			(6,625,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (50.9)% (6)			(159,000,000)
	Other Assets Less Liabilities – 1.9%			6,050,955
	Net Assets Applicable to Common Shares – 100%			$ 312,180,386

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions. (6) Variable Rate MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.7%.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 37

NUO
Nuveen Ohio Quality Income Municipal Fund
Portfolio of Investments		February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.1% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.1% (100.0% of Total Investments)
	Consumer Staples – 7.6% (5.1% of Total Investments)
$ 400	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue	No Opt. Call	A1	$ 431,420
	Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue
	Bonds, Senior Lien, Series 2007A-2:
7,500	5.125%, 6/01/24	6/17 at 100.00	B–	6,482,100
18,995	5.875%, 6/01/47	6/17 at 100.00	B	15,747,615
26,895	Total Consumer Staples			22,661,135
	Education and Civic Organizations – 7.6% (5.0% of Total Investments)
	Miami University of Ohio, General Receipts Bonds, Series 2011:
130	5.000%, 9/01/33	No Opt. Call	AA	139,537
1,960	5.000%, 9/01/36	9/21 at 100.00	AA	2,086,694
	Miami University of Ohio, General Receipts Bonds, Series 2012:
480	4.000%, 9/01/32	9/22 at 100.00	AA	486,398
1,000	4.000%, 9/01/33	9/22 at 100.00	AA	1,008,260
3,150	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series	7/16 at 100.00	A+	3,191,801
	2006, 5.000%, 7/01/41
	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,150	5.000%, 12/01/24	12/15 at 100.00	B1	1,086,704
1,000	5.000%, 12/01/29	12/15 at 100.00	B1	903,620
2,420	Ohio Higher Educational Facilities Commission, General Revenue Bonds, University of Dayton,	12/16 at 100.00	A	2,590,997
	2006 Project, Series 2006, 5.000%, 12/01/30 – AMBAC Insured
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University Project,
	Series 2012:
120	5.000%, 11/01/27	5/22 at 100.00	AA	134,158
590	5.000%, 11/01/32	5/22 at 100.00	AA	640,404
1,250	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Tender	12/22 at 100.00	A	1,452,850
	Option Bond Trust 1144, 17.469%, 12/01/43 (IF) (4)
1,075	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series	6/14 at 100.00	B1	1,076,484
	2001, 5.500%, 12/01/15
2,250	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series	12/16 at 100.00	AA–	2,338,065
	2006, 5.000%, 12/01/44 – NPFG Insured
3,000	Ohio State Higher Educational Facility Commission, Higher Education Facility Revenue Bonds,	11/18 at 100.00	A–	3,267,690
	Xavier University 2008C, 5.750%, 5/01/28
950	Ohio State, Higher Educational Facility Revenue Bonds, Otterbein College Project, Series	12/18 at 100.00	A3	1,027,150
	2008A, 5.500%, 12/01/28
1,000	Ohio University at Athens, General Receipts Bonds, Series 2013, 5.000%, 12/01/39	12/22 at 100.00	Aa3	1,054,680
21,525	Total Education and Civic Organizations			22,485,492
	Health Care – 30.4% (20.2% of Total Investments)
65	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue	11/14 at 100.00	Baa1	65,483
	Bonds, Summa Health System, Series 2004A, 5.500%, 11/15/34 – RAAI Insured
3,000	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds,	5/23 at 100.00	A1	3,109,620
	Children’s Hospital Medical Center, Improvement Series 2013, 5.000%, 11/15/38
1,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series	6/20 at 100.00	AA–	2,057,679
	2010A, 5.250%, 6/01/38
3,500	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010,	11/20 at 100.00	BBB+	3,606,015
	5.500%, 11/01/40

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 6,575	Butler County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children’s Medical Center	5/16 at 100.00	Baa1	$ 6,636,213
	Project, Series 2006K, 5.000%, 5/15/31 – FGIC Insured
2,400	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project,	6/23 at 100.00	Baa2	2,421,144
	Series 2013, 5.000%, 6/15/43
	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,
	Improvement Series 2009:
250	5.000%, 11/01/34	11/19 at 100.00	Aa2	260,953
2,615	5.250%, 11/01/40	11/19 at 100.00	Aa2	2,746,142
2,470	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project,	11/18 at 100.00	Aa2	2,528,193
	Series 2008A, 5.000%, 11/01/40
250	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A,	11/21 at 100.00	AA+	260,288
	5.000%, 11/15/41
4,480	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond	11/21 at 100.00	AA+	4,848,704
	Trust 11-21B, 9.426%, 11/15/41 (IF) (4)
3,225	Hancock County, Ohio, Hospital Revenue Bonds, Blanchard Valley Regional Health Center, Series	6/21 at 100.00	A2	3,568,817
	2011A, 6.250%, 12/01/34
1,865	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding	8/18 at 100.00	A3	1,973,879
	Series 2008C, 6.000%, 8/15/43
	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group,
	Series 2008D:
90	5.000%, 11/15/38	11/18 at 100.00	AA	92,598
40	5.125%, 11/15/40	11/18 at 100.00	AA	41,297
3,965	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series	11/21 at 100.00	AA	4,459,991
	2011A, 6.000%, 11/15/41
1,500	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center	5/16 at 100.00	A	1,582,905
	Inc., Series 2006, 5.250%, 5/15/21
820	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center	8/21 at 100.00	A2	843,304
	Project, Refunding Series 2011, 5.250%, 8/01/41
	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A:
3,700	5.000%, 5/01/30	5/14 at 100.00	A+	3,718,500
2,500	5.000%, 5/01/32	5/14 at 100.00	A+	2,504,900
6,105	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated	2/23 at 100.00	BB+	4,964,708
	Group Project, Series 2013, 5.000%, 2/15/44
95	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health	1/17 at 100.00	AA+	102,244
	System Inc., Series 2007A, 5.250%, 1/15/46 – BHAC Insured
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic
	Health System Obligated Group, Series 2008A:
3,000	5.000%, 1/01/25	1/18 at 100.00	Aa2	3,283,950
240	5.250%, 1/01/33	1/18 at 100.00	Aa2	260,947
1,100	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Cleveland Clinic	1/22 at 100.00	Aa2	1,163,866
	Health System Obligated Group, Series 2012A, 5.000%, 1/01/38
	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health
	System Project, Series 2010:
1,500	5.750%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,600,545
1,520	5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	1,578,596
1,500	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	1/19 at 100.00	Aa2	1,665,975
	Obligated Group, Series 2009A, 5.500%, 1/01/39
	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System
	Obligated Group, Tender Option Bond Trust 3551:
875	20.338%, 1/01/17 (IF)	No Opt. Call	Aa2	1,138,235
5,350	65.066%, 1/01/33 (IF)	1/19 at 100.00	Aa2	7,717,910
1,640	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System	No Opt. Call	Aa2	2,365,864
	Obligated Group, Tender Option Bond Trust 3591, 65.224%, 1/01/17 (IF)

Nuveen Investments 39

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Ohio State, Hospital Revenue Bonds, University Hospitals Health System, Inc., Series 2013A:
$ 1,000	5.000%, 1/15/28	1/23 at 100.00	A	$ 1,073,310
2,000	5.000%, 1/15/29	1/23 at 100.00	A	2,135,840
2,300	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006,	11/16 at 100.00	A–	2,345,793
	5.250%, 11/15/36
	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008:
1,425	5.750%, 12/01/28	12/18 at 100.00	A–	1,550,642
1,385	5.750%, 12/01/35	12/18 at 100.00	A–	1,485,260
1,000	5.750%, 12/01/35 – AGC Insured	12/18 at 100.00	AA–	1,064,820
	Wood County, Ohio, Hospital Facilities Refunding and Improvement Revenue Bonds, Wood County
	Hospital Project, Series 2012:
2,635	5.000%, 12/01/37	No Opt. Call	Baa2	2,566,885
4,920	5.000%, 12/01/42	No Opt. Call	Baa2	4,723,987
84,850	Total Health Care			90,116,002
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
1,375	Clermont County, Ohio, GNMA Collateralized Mortgage Revenue Bonds, S.E.M. Villa II Project,	8/14 at 100.00	Aaa	1,377,269
	Series 1994A, 5.950%, 2/20/30
1,165	Cleveland-Cuyahoga County Port Authority, Ohio, Student Housing Facility Revenue Bonds, Euclid	8/15 at 100.00	N/R	1,147,770
	Avenue Housing Corporation – Fenn Tower Project, Series 2005, 5.000%, 8/01/23 – AMBAC Insured
840	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Agler	5/14 at 100.00	Aaa	843,730
	Project, Series 2002A, 5.550%, 5/20/22 (Alternative Minimum Tax)
1,600	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury	10/18 at 101.00	Aa1	1,673,152
	Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)
1,205	Ohio Housing Finance Agency, FHA-Insured Multifamily Housing Mortgage Revenue Bonds, Madonna	6/16 at 102.00	AA+	1,210,194
	Homes, Series 2006M, 4.900%, 6/20/48 (Alternative Minimum Tax)
3,390	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments	9/17 at 102.00	AA+	3,491,666
	Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)
9,575	Total Housing/Multifamily			9,743,781
	Industrials – 2.4% (1.6% of Total Investments)
2,055	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland	5/14 at 100.00	BBB+	2,055,288
	Christian Home Project, Series 2002C, 5.950%, 5/15/22
785	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program –	11/15 at 100.00	BBB+	780,353
	Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)
3,495	Toledo-Lucas County Port Authority, Ohio, Revenue Refunding Bonds, CSX Transportation Inc.,	No Opt. Call	Baa2	4,306,889
	Series 1992, 6.450%, 12/15/21
1,600	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc.,	7/17 at 102.00	N/R	52,640
	Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)
7,935	Total Industrials			7,195,170
	Long-Term Care – 1.1% (0.7% of Total Investments)
895	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement	7/21 at 100.00	BBB–	949,711
	Services, Improvement Series 2010A, 5.625%, 7/01/26
2,220	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard,	4/20 at 100.00	BBB–	2,361,503
	Refunding & improvement Series 2010, 6.625%, 4/01/40
3,115	Total Long-Term Care			3,311,214
	Materials – 0.7% (0.5% of Total Investments)
2,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B,	No Opt. Call	A	2,094,600
	4.500%, 12/01/15
	Tax Obligation/General – 30.6% (20.4% of Total Investments)
125	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School	6/18 at 100.00	AA	137,226
	Improvement Series 2008, 5.250%, 12/01/31

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
$ 1,140	5.000%, 12/01/26	6/22 at 100.00	Aaa	$ 1,307,648
2,545	5.000%, 12/01/28	6/22 at 100.00	Aaa	2,890,026
1,605	5.000%, 12/01/29	6/22 at 100.00	Aaa	1,808,787
	Cincinnati, Ohio, General Obligation Bonds, Various Purpose Series 2012A:
1,960	5.000%, 12/01/31	12/20 at 100.00	AA+	2,168,270
875	5.000%, 12/01/32	12/20 at 100.00	AA+	960,575
2,000	Cleveland, Ohio, General Obligation Bonds, Series 2011, 5.000%, 12/01/29	12/19 at 100.00	AA	2,121,380
1,140	Columbia Local School District, Lorain County, Ohio, General Obligation Bonds, School	11/21 at 100.00	A2	1,207,294
	Facilities Improvement Series 2011, 5.000%, 11/01/39 – AGM Insured
	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006:
4,310	0.000%, 12/01/27 – AGM Insured	No Opt. Call	AA+	2,565,140
5,835	0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA+	3,323,674
1,730	Franklin County, Ohio, General Obligation Bonds, Refunding Series 2014, 5.000%, 6/01/31	12/23 at 100.00	AAA	1,994,638
	(WI/DD, Settling 3/11/14)
	Franklin County, Ohio, General Obligation Bonds, Series 2007:
3,355	5.000%, 12/01/27	12/17 at 100.00	AAA	3,718,179
1,840	5.000%, 12/01/28	12/17 at 100.00	AAA	2,036,365
	Greenville City School District, Drake County, Ohio, General Obligation Bonds, School
	Improvement Series 2013:
555	5.250%, 1/01/38	1/22 at 100.00	AA	596,436
1,355	5.250%, 1/01/41	1/22 at 100.00	AA	1,448,671
1,355	Grove City, Ohio, General Obligation Bonds, Construction & Improvement Series 2009,	12/19 at 100.00	Aa1	1,456,788
	5.125%, 12/01/36
12,750	Hamilton City School District, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/34 –	6/17 at 100.00	AA–	13,436,333
	AGM Insured
6,580	Indian Lake Local School District, Logan and Auglaize Counties, Ohio, School Facilities	6/17 at 100.00	Aa3	6,970,589
	Improvement and Refunding Bonds, Series 2007, 5.000%, 12/01/34 – NPFG Insured
2,160	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2011,	No Opt. Call	Aa1	1,793,059
	0.000%, 12/01/21
	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007:
1,010	5.000%, 12/01/25 – FGIC Insured	12/17 at 100.00	Aa2	1,146,027
775	5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	842,146
2,620	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,753,594
1,130	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds,	12/15 at 100.00	AA–	1,213,326
	Series 2006, 5.000%, 12/01/25 – AGM Insured
4,500	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding	No Opt. Call	A2	5,213,070
	Series 2007, 5.250%, 12/01/31 – AGM Insured
1,500	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008,	12/18 at 100.00	Aa3	1,631,610
	5.250%, 12/01/36
1,305	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2006,	No Opt. Call	Baa1	1,526,680
	5.500%, 12/01/24 – AMBAC Insured
725	Napoleon City School District, Henry County, Ohio, General Obligation Bonds, Facilities	6/22 at 100.00	Aa3	768,449
	Construction & Improvement Series 2012, 5.000%, 12/01/36
2,500	New Albany Plain Local School District, Franklin County, Ohio, General Obligation Bonds,	12/22 at 100.00	AA+	2,364,575
	Refunding School Improvement Series 2013, 4.000%, 12/01/43
3,665	Newark City School District, Licking County, Ohio, General Obligation Bonds, Series 2005,	12/15 at 100.00	Aa3	3,884,717
	5.000%, 12/01/28 – FGIC Insured
2,300	Northmor Local School District, Morrow County, Ohio, General Obligation School Facilities	11/18 at 100.00	Aa2	2,431,123
	Construction and Improvement Bonds, Series 2008, 5.000%, 11/01/36
500	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding	12/15 at 100.00	AA–	533,700
	Series 2005, 5.000%, 12/01/24 – AGM Insured

Nuveen Investments 41

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,000	Ohio State, General Obligation Highway Capital Improvement Bonds, Series 2012Q, 5.000%, 5/01/28	5/22 at 100.00	AAA	$ 1,147,260
500	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation	6/18 at 100.00	AA+	538,100
	Bonds, Series 2008, 5.000%, 12/01/36
1,510	Painesville City School District, Ohio, General Obligation Bonds, Series 2004, 5.000%,	12/14 at 100.00	A1	1,558,954
	12/01/22 – FGIC Insured
5,000	South Euclid, Ohio, General Obligation Bonds, Real Estate Acquisition and Urban Redevelopment,	6/22 at 100.00	Aa2	5,263,900
	Series 2012, 5.000%, 6/01/42
2,250	South-Western City School District, Franklin and Pickaway Counties, Ohio, General Obligation	6/22 at 100.00	AA	2,432,250
	Bonds, School Facilities Construction & Improvement Series 2012, 5.000%, 12/01/36
1,500	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds,	No Opt. Call	AA–	1,768,650
	Refunding Series 2007, 5.250%, 12/01/32
70	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series	6/14 at 100.00	Aaa	70,349
	1996, 5.950%, 12/01/21
700	Sylvania City School District, Lucas County, Ohio, General Obligation Bonds, School	6/17 at 100.00	AA–	761,439
	Improvement Series 1995, 5.250%, 12/01/36 – AGC Insured
1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds,	6/19 at 100.00	Aa3	1,055,030
	School Improvement Series 2009, 5.125%, 12/01/37
89,275	Total Tax Obligation/General			90,846,027
	Tax Obligation/Limited – 23.5% (15.6% of Total Investments)
125	Cincinnati City School District, Ohio, Certificates of Participation, School Improvement	12/16 at 100.00	AA–	134,101
	Project, Series 2006, 5.000%, 12/15/32 – AGM Insured
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien
	Series 2013A-2:
1,315	5.000%, 10/01/27	10/23 at 100.00	AA	1,485,358
1,520	5.000%, 10/01/30	10/23 at 100.00	AA	1,672,471
1,600	5.000%, 10/01/31	10/23 at 100.00	AA	1,741,664
3,000	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Series 2014A-1,	11/23 at 100.00	AA	3,198,270
	5.000%, 11/15/38
500	Columbus-Franklin County Finance Authority, Ohio, Development Revenue Bonds, Hubbard Avenue	12/19 at 100.00	BBB	466,190
	Parking Facility Project, Series 2012A, 5.000%, 12/01/36
6,750	Cuyahoga County, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, Medical	12/20 at 100.00	Aa2	7,353,582
	Mart- Convention Center Project, Series 2010F, 5.000%, 12/01/27
300	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio,	12/19 at 100.00	Aa2	317,886
	Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34
5,000	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue	12/15 at 100.00	Aaa	5,320,450
	Anticipation Bonds, Series 2005, 5.000%, 12/01/27 – AMBAC Insured
1,775	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42	1/22 at 100.00	A	1,803,507
1,055	Government of Guam, Business Privilege Tax Bonds, Series 2012B-1, 5.000%, 1/01/42	1/22 at 100.00	A	1,063,440
	Greater Cleveland Regional Transit Authority, Ohio, Sales Tax Supported Capital Improvement
	Bonds, Refunding Series 2012:
1,010	5.250%, 12/01/27	12/21 at 100.00	AAA	1,151,077
1,090	5.250%, 12/01/28	12/21 at 100.00	AAA	1,230,076
760	5.250%, 12/01/30	12/21 at 100.00	AAA	847,727
600	5.000%, 12/01/31	6/14 at 100.00	AAA	651,102
	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
1,085	5.000%, 12/01/18 – FGIC Insured	6/14 at 100.00	A+	1,096,631
1,415	5.000%, 12/01/21 – FGIC Insured	6/14 at 100.00	A+	1,429,716
7,250	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 –	12/16 at 100.00	A+	7,691,453
	AMBAC Insured
5,565	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 –	No Opt. Call	AA–	2,931,809
	AGM Insured
5,000	Hamilton County, Ohio, Sales Tax Revenue Bonds, Refunding Series 2011A, 5.000%, 12/01/31	12/21 at 100.00	A+	5,297,850

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,750	Hudson City School District, Ohio, Certificates of Participation, Series 2012, 4.000%, 6/01/34 –	6/22 at 100.00	Aa3	$ 1,699,460
	NPFG Insured
11,500	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series	1/23 at 100.00	AA	12,081,900
	2013A, 5.000%, 1/01/38 (UB) (4)
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender
	Option Bond Trust 1157:
175	17.639%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	210,278
1,250	17.707%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	1,503,000
875	17.707%, 1/01/38 (IF) (4)	1/23 at 100.00	AA	1,052,100
1,000	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series	10/22 at 100.00	A1	1,122,460
	2012C, 5.000%, 10/01/24
	Riversouth Authority, Ohio, Riversouth Area Redevelopment Bonds, Refunding Series 2012A:
1,645	5.000%, 12/01/23	12/22 at 100.00	AA+	1,882,357
1,200	5.000%, 12/01/24	12/22 at 100.00	AA+	1,361,244
	Vermilion Local School District, East and Lorain Counties, Ohio, Certificates of
	Participation, Series 2012:
765	5.000%, 12/01/24	No Opt. Call	Aa3	858,628
805	5.000%, 12/01/25	12/20 at 100.00	Aa3	895,715
67,680	Total Tax Obligation/Limited			69,551,502
	Transportation – 6.1% (4.1% of Total Investments)
	Cleveland, Ohio, Airport System Revenue Bonds, Series 2012A:
2,150	5.000%, 1/01/30	1/22 at 100.00	A–	2,209,512
1,500	5.000%, 1/01/31 – AGM Insured	1/22 at 100.00	AA–	1,560,570
3,475	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C, 5.250%,	6/14 at 100.00	A–	3,480,282
	12/01/23 – RAAI Insured (Alternative Minimum Tax)
3,550	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	4,198,195
2,050	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series	2/23 at 100.00	A+	2,211,766
	2013A-1, 5.250%, 2/15/39
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien
	Series 2013A-2:
11,250	0.000%, 2/15/38	No Opt. Call	A+	3,295,350
5,000	0.000%, 2/15/40	No Opt. Call	A+	1,282,400
28,975	Total Transportation			18,238,075
	U.S. Guaranteed – 22.8% (15.2% of Total Investments) (6)
3,000	Centerville City School District, Montgomery County, Ohio, General Obligation Bonds, Series	6/15 at 100.00	Aa1 (6)	3,179,760
	2005, 5.000%, 12/01/30 (Pre-refunded 6/01/15) – AGM Insured
	Central Ohio Solid Waste Authority, General Obligation Bonds, Refunding & Improvements,
	Series 2012:
110	5.000%, 12/01/26 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	133,737
245	5.000%, 12/01/28 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	297,869
160	5.000%, 12/01/29 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (6)	194,526
1,000	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15	6/14 at 100.00	AAA	1,012,680
	(Pre-refunded 6/01/14) – AMBAC Insured
1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series	6/14 at 100.00	AA (6)	1,012,650
	2004, 5.000%, 12/01/15 (Pre-refunded 6/01/14) – AGM Insured
605	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2004,	12/14 at 100.00	AA (6)	629,745
	5.500%, 12/01/15 (Pre-refunded 12/01/14) – AGM Insured
1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25	6/14 at 100.00	N/R (6)	1,397,498
	(Pre-refunded 6/01/14) – AMBAC Insured
2,300	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/21	12/14 at 100.00	Aa1 (6)	2,385,353
	(Pre-refunded 12/01/14)

Nuveen Investments 43

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,000	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%,	No Opt. Call	A– (6)	$ 1,037,110
	12/01/14 – SYNCORA GTY Insured (ETM)
1,000	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/19 (Pre-refunded 6/01/14) –	6/14 at 100.00	Aa2 (6)	1,013,320
	AMBAC Insured
1,195	Fairview Park City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series	6/15 at 100.00	Aa2 (6)	1,267,548
	2005, 5.000%, 12/01/24 (Pre-refunded 6/01/15) – NPFG Insured
2,620	Green, Ohio, General Obligation Bonds, Series 2008, 5.500%, 12/01/32 (Pre-refunded 12/01/15)	12/15 at 100.00	AA+ (6)	2,857,999
	Hamilton County, Ohio, Revenue Bonds, Children’s Hospital Medical Center, Series 2004J:
2,455	5.250%, 5/15/16 (Pre-refunded 5/15/14) – FGIC Insured	5/14 at 100.00	A (6)	2,481,784
3,260	5.125%, 5/15/28 (Pre-refunded 5/15/14) – FGIC Insured	5/14 at 100.00	A (6)	3,294,686
1,850	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, School	12/15 at 100.00	Aa1 (6)	2,004,235
	Construction, Series 2005, 5.000%, 12/01/26 (Pre-refunded 12/01/15) – NPFG Insured
3,000	Hilliard City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006A,	12/16 at 100.00	Aa1 (6)	3,376,080
	5.000%, 12/01/25 (Pre-refunded 12/01/16) – NPFG Insured
1,000	Hudson City School District, Ohio, Certificates of Participation, Series 2004, 5.000%, 6/01/26	6/14 at 100.00	Aa3 (6)	1,012,680
	(Pre-refunded 6/01/14) – NPFG Insured
1,000	Marysville Exempted Village School District, Ohio, Certificates of Participation, School	6/15 at 100.00	N/R (6)	1,063,060
	Facilities Project, Series 2005, 5.250%, 12/01/21 (Pre-refunded 6/01/15) – NPFG Insured
1,885	Marysville Exempted Village School District, Union County, Ohio, General Obligation Bonds,	12/15 at 100.00	AA– (6)	2,042,850
	Series 2006, 5.000%, 12/01/25 (Pre-refunded 12/01/15) – AGM Insured
1,000	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Series	6/17 at 100.00	Aa1 (6)	1,145,950
	2007, 5.000%, 12/01/31 (Pre-refunded 6/01/17)
1,920	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A, 6.250%, 11/15/39	11/14 at 100.00	Aa3 (6)	2,002,330
	(Pre-refunded 11/15/14)
	Ohio Higher Educational Facilities Commission, Revenue Bonds, Denison University, Series 2004:
480	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	Aa3 (6)	495,859
935	5.000%, 11/01/21 (Pre-refunded 11/01/14)	11/14 at 100.00	AA (6)	965,892
1,320	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series	12/14 at 100.00	A (6)	1,368,985
	2004, 5.000%, 12/01/25 (Pre-refunded 12/01/14) – AMBAC Insured
1,595	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects,	4/15 at 100.00	AA (6)	1,678,897
	Series 2005A, 5.000%, 4/01/25 (Pre-refunded 4/01/15) – AGM Insured
2,645	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund	4/14 at 100.00	AA (6)	2,657,537
	Project, Series 2004A, 5.250%, 4/01/15 (Pre-refunded 4/01/14) – NPFG Insured
2,000	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund	4/15 at 100.00	AA (6)	2,105,200
	Project, Series 2005A, 5.000%, 4/01/23 (Pre-refunded 4/01/15) – AGM Insured
3,850	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University	1/15 at 100.00	A (6)	4,074,646
	Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)
1,760	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004, 5.000%,	6/14 at 100.00	Aa3 (6)	1,782,317
	12/01/20 (Pre-refunded 6/01/14) – NPFG Insured
1,220	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match,	6/18 at 100.00	AAA	1,433,244
	Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured
	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water
	Quality Project, Series 2005B:
1,225	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,299,039
275	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	291,621
	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation
	Bonds, Series 2004A:
1,050	5.500%, 12/01/15 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,064,669
1,000	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,013,320
1,315	5.250%, 12/01/23 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	1,332,516
3,380	5.250%, 12/01/24 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+ (6)	3,425,022

44 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,345	Troy City School District, Miami County, Ohio, General Obligation Bonds, Series 2005, 5.000%,	12/14 at 100.00	Aa2 (6)	$ 1,394,913
	12/01/28 (Pre-refunded 12/01/14) – AGM Insured
2,605	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D, 5.000%, 6/01/25	6/14 at 100.00	AA– (6)	2,637,615
	(Pre-refunded 6/01/14) – AMBAC Insured
	Warren City School District, Trumbull County, Ohio, General Obligation Bonds, Series 2004:
2,515	5.000%, 12/01/20 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (6)	2,546,890
1,170	5.000%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA (6)	1,184,836
64,670	Total U.S. Guaranteed			67,596,468
	Utilities – 4.8% (3.2% of Total Investments)
	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project
	Series 2008A:
50	5.000%, 2/15/38 – AGC Insured	2/18 at 100.00	AA–	51,363
5,000	5.250%, 2/15/43	2/18 at 100.00	A1	5,139,000
	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B:
2,000	0.000%, 11/15/28 – NPFG Insured	No Opt. Call	A	1,043,600
6,895	0.000%, 11/15/32 – NPFG Insured	No Opt. Call	A	2,721,388
2,155	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A	759,293
1,500	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern	12/19 at 100.00	Baa1	1,603,725
	Power Company Project, Series 2009B, 5.800%, 12/01/38
2,025	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation	No Opt. Call	BBB–	2,268,446
	Project, Series 2009E, 5.625%, 10/01/19
950	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville	No Opt. Call	A1	500,413
	Hydroelectric Project – Joint Venture 5, Series 2001, 0.000%, 2/15/29 – NPFG Insured
20,575	Total Utilities			14,087,228
	Water and Sewer – 9.2% (6.2% of Total Investments)
8,150	Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A, 5.000%, 12/01/37	12/21 at 100.00	AAA	8,827,019
865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 –	12/17 at 100.00	A1	926,969
	AMBAC Insured
	Cleveland, Ohio, Water Revenue Bonds, Second Lien Series 2012A:
2,500	5.000%, 1/01/25	1/22 at 100.00	Aa2	2,876,175
1,975	5.000%, 1/01/26	1/22 at 100.00	Aa2	2,254,305
2,035	Cleveland, Ohio, Water Revenue Bonds, Senior Lien Series 2012X, 5.000%, 1/01/42	1/22 at 100.00	Aa1	2,177,084
1,020	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series	No Opt. Call	Aa1	1,211,576
	1993G, 5.500%, 1/01/21 – NPFG Insured
1,220	Hamilton, Ohio, Wastewater System Revenue Bonds, Series 2005, 5.250%, 10/01/22 – AGM Insured	10/15 at 100.00	A1	1,302,167
2,025	Ironton, Ohio, Sewer System Improvement Revenue Bonds, Series 2011, 5.250%, 12/01/40 –	12/20 at 100.00	A2	2,143,341
	AGM Insured
1,670	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/24 –	12/16 at 100.00	A–	1,864,772
	SYNCORA GTY Insured
225	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2007, 5.000%, 12/01/37 –	12/17 at 100.00	A–	234,128
	SYNCORA GTY Insured

Nuveen Investments 45

NUO	Nuveen Ohio Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Toledo, Ohio, Sewerage System Revenue Bonds, Refunding Series 2013:
$ 820	5.000%, 11/15/25	11/23 at 100.00	Aa3	$ 938,408
605	5.000%, 11/15/26	11/23 at 100.00	Aa3	685,223
1,075	5.000%, 11/15/27	11/23 at 100.00	Aa3	1,206,774
695	5.000%, 11/15/28	11/23 at 100.00	Aa3	775,036
24,880	Total Water and Sewer			27,422,977
$ 451,950	Total Long-Term Investments (cost $426,964,054)			445,349,671
	Floating Rate Obligations – (2.9)%			(8,625,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (49.9)% (7)			(148,000,000)
	Other Assets Less Liabilities – 2.7%			7,943,101
	Net Assets Applicable to Common Shares – 100%			$ 296,667,772

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(7)
Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%. WI/DD Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

46 Nuveen Investments

NTX
Nuveen Texas Quality Income Municipal Fund
Portfolio of Investments		February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 149.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 149.8% (100.0% of Total Investments)
	Consumer Discretionary – 3.1% (2.0% of Total Investments)
	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier
	Series 2006A:
$ 1,450	5.250%, 1/01/18 – SYNCORA GTY Insured	1/17 at 100.00	BB+	$ 1,503,476
1,000	5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BB+	923,530
2,200	San Antonio Convention Center Hotel Finance Corporation, Texas, Contract Revenue Empowerment	7/15 at 100.00	BBB	2,124,716
	Zone Bonds, Series 2005A, 5.000%, 7/15/39 – AMBAC Insured (Alternative Minimum Tax)
4,650	Total Consumer Discretionary			4,551,722
	Education and Civic Organizations – 13.7% (9.1% of Total Investments)
2,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Refunding Series	No Opt. Call	AAA	2,421,620
	2012B, 5.000%, 8/15/22
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education
	Charter School, Series 2013A:
2,000	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,713,140
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	848,120
1,000	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, John H. Wood Jr.	8/23 at 100.00	BBB–	1,027,570
	Public Charter District, Inspire Academies, Series 2013A, 6.000%, 8/15/28
1,000	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University	3/21 at 100.00	A–	1,019,830
	Project, Improvement and Refunding Series 2010, 5.000%, 3/01/35
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Medical Facilities	11/22 at 100.00	A–	1,083,150
	Revenue Refunding Bonds, Baylor College of Medicine, Series 2012A, 5.000%, 11/15/26
3,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding	6/23 at 100.00	Baa3	2,931,750
	Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A,
	5.000%, 6/01/38
2,000	Laredo Community College District, Webb County, Texas, Combined Fee Revenue Bonds, Series	8/20 at 100.00	AA–	2,133,940
	2010, 5.250%, 8/01/35 – AGM Insured
2,000	Lone Star College System, Harris, Montgomery and San Jacinto Counties, Texas, Revenue	2/21 at 100.00	AA	2,158,940
	Financing System Bonds, Series 2013, 5.000%, 2/15/36
200	Newark Cultural Education Facilities Finance Corporation, Texas, Lease Revenue Bonds, A.W.	2/15 at 103.00	BBB–	205,972
	Brown-Fellowship Leadership Academy, Series 2012A, 6.000%, 8/15/42
	Red River Education Finance Corporation, Texas, Revenue Bonds, Hockaday School, Series 2005:
1,170	5.000%, 5/15/27	5/15 at 100.00	AA	1,224,686
1,230	5.000%, 5/15/28	5/15 at 100.00	AA	1,286,580
1,290	5.000%, 5/15/29	5/15 at 100.00	AA	1,347,573
890	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24 –	9/14 at 100.00	Aa2	912,846
	AGM Insured
19,780	Total Education and Civic Organizations			20,315,717
	Energy – 1.3% (0.9% of Total Investments)
2,000	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo	10/22 at 100.00	BB+	1,970,580
	Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)
	Health Care – 11.9% (8.0% of Total Investments)
1,000	Harris County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	12/22 at 100.00	A+	1,038,730
	Bonds, Memorial Hermann Healthcare System, Refunding Series 2013A, 5.000%, 12/01/35
1,350	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good	7/20 at 100.00	BBB+	1,333,841
	Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28

Nuveen Investments 47

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Lufkin Health Facilities Development Corporation, Texas, Health System Revenue Bonds, Memorial	2/17 at 100.00	BBB–	$ 1,011,950
	Health System of East Texas, Series 2007, 5.500%, 2/15/32
2,000	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/19 at 100.00	AA	2,165,640
	Children’s Medical Center Dallas Project, Series 2009, 5.750%, 8/15/39
885	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds,	8/22 at 100.00	AA	946,605
	Children’s Medical Center Dallas Project, Series 2012, 5.000%, 8/15/32
515	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	9/23 at 100.00	A2	531,624
	Bonds, Hendrick Medical Center, Series 2013, 5.125%, 9/01/33
1,250	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue	8/20 at 100.00	Aa3	1,299,925
	Bonds, Scott & White Healthcare Project, Series 2010, 5.250%, 8/15/40
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas	11/17 at 100.00	AA–	2,547,700
	Health Resources, Series 2007B, 5.000%, 11/15/42
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding	1/19 at 100.00	AA–	2,221,220
	Bonds, Christus Health, Series 2008A, 6.500%, 7/01/37 – AGC Insured
1,720	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas	11/17 at 100.00	Baa2	1,689,350
	Medical Center Regional Healthcare System, Series 2007A, 5.375%, 11/01/37
700	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances	7/17 at 100.00	Baa1	696,136
	Hospital Regional Healthcare Center, Series 2007B, 5.000%, 7/01/37
2,250	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances	7/17 at 100.00	Baa1	2,256,705
	Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33
17,170	Total Health Care			17,739,426
	Long-Term Care – 1.0% (0.7% of Total Investments)
	Bexar County, Texas, Health Facilities Development Corporation Revenue Bonds, Army Retirement
	Residence, Series 2007:
910	5.000%, 7/01/27	7/17 at 100.00	BBB	922,795
600	5.000%, 7/01/37	7/17 at 100.00	BBB	579,912
1,510	Total Long-Term Care			1,502,707
	Tax Obligation/General – 26.9% (18.0% of Total Investments)
650	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19	6/14 at 100.00	Aaa	659,029
400	Calallen Independent School District, Nueces County, Texas, General Obligation Bonds, School	2/18 at 100.00	AAA	431,360
	Building Series 2008, 5.000%, 2/15/38
1,620	Cameron County, Texas, General Obligation Bonds, State Highway 550 Project, Series 2012,	2/22 at 100.00	AA–	1,736,948
	5.000%, 2/15/32 – AGM Insured
1,500	College Station, Texas, Certificates of Obligation, Series 2012, 5.000%, 2/15/32	2/21 at 100.00	AA	1,650,135
1,000	El Paso County Hospital District, Texas, General Obligation Bonds, Refunding Series 2013,	8/23 at 100.00	AA	1,076,900
	5.000%, 8/15/33
1,750	El Paso County, Texas, Certificates of Obligation, Series 2001, 5.000%, 2/15/21 – AGM Insured	No Opt. Call	AA	2,080,505
8,500	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds,	8/18 at 22.64	AA	1,626,305
	Capital Appreciation Refunding Series 2009, 0.000%, 8/15/39
3,255	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds,	8/21 at 100.00	A	522,004
	Refunding Series 2012A, 0.000%, 8/01/45
1,360	Jacksonville Independent School District, Cherokee County, Texas, General Obligation Bonds,	2/24 at 100.00	Aaa	1,491,349
	School Building Series 2014, 5.000%, 2/15/39 (WI/DD, Settling 3/03/14)
4,900	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/14 at 17.78	AAA	851,032
	Bonds, Series 2006, 0.000%, 8/15/45
1,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation	8/17 at 33.01	AAA	302,910
	Bonds, Series 2008, 0.000%, 8/15/36
365	Lone Star College System, Harris and Montgomery Counties, Texas, General Obligation Bonds,	8/19 at 100.00	AAA	404,931
	Series 2009, 5.000%, 8/15/34
1,350	Lubbock Independent School District, Lubbock County, Texas, General Obligation Bonds, School	No Opt. Call	AAA	1,468,328
	Building Series 2013A, 5.000%, 2/15/43

48 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$ 1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series	4/21 at 100.00	BBB	$ 1,871,065
	2011A, 7.250%, 4/01/36
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,000	5.750%, 12/01/33	12/25 at 100.00	Baa2	1,046,940
1,000	6.125%, 12/01/38	12/25 at 100.00	Baa2	1,047,310
1,010	Mercedes Independent School District, Hidalgo County, Texas, General Obligation Bonds, Series	8/15 at 100.00	AAA	1,077,822
	2005, 5.000%, 8/15/23
1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.250%, 3/01/32	3/19 at 100.00	Aa1	1,674,870
2,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series	2/18 at 100.00	Aaa	2,212,900
	2008A, 5.250%, 2/15/34
1,425	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010E,	No Opt. Call	AAA	599,569
	0.000%, 10/01/35
	Roma Independent School District, Texas, General Obligation Bonds, Series 2005:
1,110	5.000%, 8/15/22	8/15 at 100.00	AAA	1,184,537
1,165	5.000%, 8/15/23 – AGM Insured	8/15 at 100.00	AAA	1,243,230
1,250	Southside Independent School District, Bexar County, Texas, General Obligation Bonds, Series	8/14 at 100.00	Aaa	1,277,088
	2004A, 5.000%, 8/15/22
2,000	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series	No Opt. Call	AAA	2,169,400
	2012A, 5.000%, 4/01/42
5,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2006A,	4/17 at 100.00	AAA	5,418,900
	5.000%, 4/01/33 (UB)
1,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008,	4/18 at 100.00	AAA	1,099,920
	5.000%, 4/01/30 (UB)
325	Texas State, General Obligation Bonds, Water Utility, Series 2001, 5.250%, 8/01/23	8/14 at 100.00	AAA	326,424
3,025	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, School	2/17 at 100.00	AAA	3,274,986
	Building Series 2007, 5.000%, 2/15/32
	West Texas Independent School District, McLennan and Hill Counties, General Obligation
	Refunding Bonds, Series 1998:
45	0.000%, 8/15/22	8/14 at 64.64	AAA	28,475
45	0.000%, 8/15/24	8/14 at 57.95	AAA	25,531
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds,
	Series 2006:
240	0.000%, 8/15/43	8/15 at 23.11	AAA	51,900
240	0.000%, 8/15/44	8/15 at 21.88	AAA	49,102
65	0.000%, 8/15/45	8/15 at 20.76	AAA	12,615
52,845	Total Tax Obligation/General			39,994,320
	Tax Obligation/Limited – 18.5% (12.3% of Total Investments)
1,000	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.250%, 8/15/38 –	8/19 at 100.00	AA–	1,051,520
	AGM Insured
7,940	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Senior Lien Refunding Series 2007,	12/16 at 100.00	AA+	8,518,586
	5.000%, 12/01/36 – AMBAC Insured
1,390	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series	11/21 at 100.00	AA+	1,487,173
	2011A, 5.000%, 11/01/41
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
300	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A	163,011
210	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	A	64,306
260	0.000%, 11/15/33	11/31 at 88.44	A	74,027
2,045	0.000%, 11/15/34 – NPFG Insured	11/31 at 83.17	A	535,463
1,130	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	A	254,318
4,270	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	A	822,829
2,260	0.000%, 11/15/39 – NPFG Insured	11/31 at 60.98	A	402,393

Nuveen Investments 49

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G:
$ 2,250	5.250%, 11/15/22 – NPFG Insured	5/14 at 100.00	A	$ 2,251,170
3,440	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	A	614,934
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 59.10	A	284,720
	0.000%, 11/15/33 – NPFG Insured
1,500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	1,543,575
	Facilities Department, Refunding Series 2011B, 5.000%, 9/01/30
2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	3/14 at 100.00	A2	2,001,540
	Project, Refunding Series 2012, 5.000%, 9/01/33
1,470	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment	No Opt. Call	A2	561,305
	Project, Series 2001B, 0.000%, 9/01/32 – AMBAC Insured
250	Little Elm. Texas, Valencia Public Improvement District Phase I Special Assessment Revenue	3/18 at 103.00	N/R	252,170
	Bonds, Series 2014, 7.150%, 9/01/37
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series	9/21 at 100.00	AA+	3,297,990
	2011D, 5.000%, 9/01/31
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A,	9/21 at 100.00	AA+	2,203,140
	5.500%, 9/01/41
1,000	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure	9/19 at 100.00	BBB	1,056,790
	Improvement Facilities, Series 2009, 5.500%, 9/01/29
38,715	Total Tax Obligation/Limited			27,440,960
	Transportation – 14.5% (9.7% of Total Investments)
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010:
2,945	0.000%, 1/01/36	No Opt. Call	Baa2	816,236
2,205	0.000%, 1/01/37	No Opt. Call	Baa2	572,462
2,160	0.000%, 1/01/38	No Opt. Call	Baa2	523,778
1,000	0.000%, 1/01/40	No Opt. Call	Baa2	214,250
665	Central Texas Regional Mobility Authority, Revenue Bonds, Subordinate Lien Refunding Series	1/23 at 100.00	Baa3	616,063
	2013, 5.000%, 1/01/42
1,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A,	11/20 at 100.00	A+	1,038,710
	5.000%, 11/01/42
1,165	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012B,	11/20 at 100.00	A+	1,222,504
	5.000%, 11/01/35
1,670	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series	10/23 at 100.00	BBB+	1,691,393
	2013A, 5.125%, 10/01/43
1,165	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2012C,	No Opt. Call	AA	1,282,630
	5.000%, 8/15/31
2,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2012A, 5.000%,	7/22 at 100.00	A+	2,102,158
	7/01/31 (Alternative Minimum Tax)
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	BBB–	3,060,660
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
395	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A,	1/18 at 100.00	A2	430,748
	5.750%, 1/01/40
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008B:
325	5.750%, 1/01/40	1/18 at 100.00	A2	354,413
225	5.750%, 1/01/40 – NPFG Insured	1/18 at 100.00	A	245,363
2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D,	No Opt. Call	AA–	804,350
	0.000%, 1/01/36 – AGC Insured
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F,	1/18 at 100.00	A3	1,009,470
	5.750%, 1/01/38

50 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A:
$ 100	6.100%, 1/01/28	1/19 at 100.00	A2	$ 115,650
2,000	6.250%, 1/01/39	1/19 at 100.00	A2	2,242,420
2,500	San Antonio, Texas, Airport System Revenue Bonds, Refunding Series 2012, 5.000%, 7/01/27	7/22 at 100.00	A+	2,714,525
	(Alternative Minimum Tax)
1,250	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	8/14 at 40.96	A–	499,763
	2002A, 0.000%, 8/15/29 – AMBAC Insured
29,220	Total Transportation			21,557,546
	U.S. Guaranteed – 25.3% (16.9% of Total Investments) (4)
610	Bexar County, Texas, General Obligation Bonds, Series 2004, 5.000%, 6/15/19	6/14 at 100.00	Aaa	618,876
	(Pre-refunded 6/15/14)
2,000	Borger Independent School District, Hutchison County, Texas, General Obligation Bonds, Series	2/16 at 100.00	AAA	2,183,100
	2006, 5.000%, 2/15/36 (Pre-refunded 2/15/16)
	Brazoria County Health Facilities Development Corporation, Texas, Revenue Bonds, Brazosport
	Memorial Hospital, Series 2004:
1,745	5.250%, 7/01/20 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	N/R (4)	1,775,712
1,835	5.250%, 7/01/21 (Pre-refunded 7/01/14) – RAAI Insured	7/14 at 100.00	N/R (4)	1,867,296
3,455	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27	9/15 at 100.00	A2 (4)	3,703,795
	(Pre-refunded 9/01/15) – AMBAC Insured
1,190	Canutillo Independent School District, El Paso County, Texas, General Obligation Bonds, Series	8/15 at 100.00	AAA	1,273,633
	2006A, 5.000%, 8/15/22 (Pre-refunded 8/15/15)
3,260	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%,	1/15 at 100.00	A (4)	3,392,780
	1/01/22 (Pre-refunded 1/01/15) – FGIC Insured
295	Coppell Independent School District, Dallas County, Texas, Unlimited Tax School Building and	No Opt. Call	AA– (4)	294,755
	Refunding Bonds, Series 1992, 0.000%, 8/15/14 – NPFG Insured (ETM)
3,615	Frisco, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16) –	2/16 at 100.00	Aa1 (4)	3,948,195
	FGIC Insured
5,000	Houston, Texas, General Obligation Bonds, Series 2005E, 5.000%, 3/01/23 (Pre-refunded 3/01/15) –	3/15 at 100.00	AA+ (4)	5,244,350
	AMBAC Insured
1,655	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004, 5.000%,	8/14 at 100.00	Aa1 (4)	1,692,535
	8/15/23 (Pre-refunded 8/15/14) – AMBAC Insured
	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008:
40	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	42,678
1,785	5.750%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	A1 (4)	1,906,309
3,580	Midlothian Independent School District, Ellis County, Texas, General Obligation Bonds, Series	2/15 at 100.00	N/R (4)	3,747,365
	2005, 5.000%, 2/15/34 (Pre-refunded 2/15/15)
1,000	North Central Texas Health Facilities Development Corporation, Hospital Revenue Bonds,	No Opt. Call	Aaa	1,230,410
	Presbyterian Healthcare System, Series 1996A, 5.750%, 6/01/26 – NPFG Insured (ETM)
2,500	Retama Development Corporation, Texas, Special Facilities Revenue Bonds, Retama Park	12/17 at 100.00	Aaa	3,254,275
	Racetrack, Series 1993, 8.750%, 12/15/18 (Pre-refunded 12/15/17)
775	Texas State University System, Financing Revenue Bonds, Series 2004, 5.000%, 3/15/24	9/14 at 100.00	Aa2 (4)	795,731
	(Pre-refunded 9/15/14) – AGM Insured
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds,
	Series 2006:
1,260	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	289,888
1,260	0.000%, 8/15/44 (Pre-refunded 8/15/15)	8/15 at 21.88	N/R (4)	274,340
360	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	74,380
37,220	Total U.S. Guaranteed			37,610,403

Nuveen Investments 51

NTX	Nuveen Texas Quality Income Municipal Fund
	Portfolio of Investments (continued)	February 28, 2014

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 15.4% (10.3% of Total Investments)
$ 3,000	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2012A, 5.000%, 11/15/40	No Opt. Call	AA–	$ 3,188,070
2,560	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric	4/14 at 100.00	C	70,374
	Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)
1,545	Brownsville, Texas, Utility System Priority Revenue Bonds, Series 2005A, 5.000%, 9/01/27 –	9/15 at 100.00	A+	1,629,264
	AMBAC Insured
2,000	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Series 2009, 5.000%, 7/01/34	7/17 at 100.00	A+	2,125,620
3,000	Lower Colorado River Authority, Texas, Refunding Revenue Bonds, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	A1	3,090,990
175	Lower Colorado River Authority, Texas, Revenue Bonds, Series 2008, 5.750%, 5/15/37	No Opt. Call	A1	183,454
2,000	Lower Colorado River Authority, Texas, Revenue Refunding Bonds, Series 2012B, 5.000%, 5/15/29	5/22 at 100.00	A1	2,180,380
1,500	Matagorda County Navigation District Number One, Texas, Pollution Control Revenue Refunding	7/19 at 102.00	Baa1	1,689,795
	Bonds, Central Power and Light Company Project, Series 2009A, 6.300%, 11/01/29
1,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds,	No Opt. Call	BBB+	1,165,730
	Series 2012, 5.000%, 10/01/20
	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior
	Lien Series 2008D:
985	5.625%, 12/15/17	No Opt. Call	A–	1,107,140
3,000	6.250%, 12/15/26	No Opt. Call	A–	3,600,510
1,000	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series	No Opt. Call	A–	1,142,930
	2006A, 5.250%, 12/15/20
	Texas Municipal Power Agency, Subordinate Lien Revenue Bonds, Transmission Refunding
	Series 2010:
640	5.000%, 9/01/34	9/20 at 100.00	A+	671,680
1,000	5.000%, 9/01/40	9/20 at 100.00	A+	1,036,210
23,405	Total Utilities			22,882,147
	Water and Sewer – 18.2% (12.1% of Total Investments)
1,575	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014,	7/23 at 100.00	AA	1,681,092
	5.000%, 7/10/38 (WI/DD, Settling 3/20/14) – BAM Insured
2,500	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series	5/20 at 100.00	A1	2,703,650
	2010, 5.875%, 5/01/40
2,500	Canadian River Municipal Water Authority, Texas, Contract Revenue Bonds, Conjunctive Use	2/21 at 100.00	AA	2,705,050
	Groundwater Supply Project, Subordinate Lien Series 2011, 5.000%, 2/15/31
	Coastal Water Authority, Texas, Contract Revenue Bonds, Houston Water Projects, Series 2004:
1,005	5.000%, 12/15/20 – FGIC Insured	12/14 at 100.00	AA	1,024,799
1,030	5.000%, 12/15/21 – FGIC Insured	12/14 at 100.00	AA	1,047,809
2,000	Corpus Christi, Texas, Utility System Revenue Bonds, Improvement Junior Lien Series 2013,	7/23 at 100.00	A1	2,081,180
	5.000%, 7/15/43
1,000	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2008C, 5.375%, 3/01/29	3/18 at 100.00	AA+	1,135,170
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, First Lien Series 2004A,	5/14 at 100.00	AA	3,032,338
	5.250%, 5/15/23 – FGIC Insured
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2012D,	11/22 at 100.00	AA	2,143,520
	5.000%, 11/15/42
	Irving, Texas, Waterworks and Sewerage Revenue Bonds, Subordinate Lien Series 2004:
100	5.000%, 8/15/22 – AMBAC Insured	8/14 at 100.00	Aa1	102,167
105	5.000%, 8/15/23 – AMBAC Insured	8/14 at 100.00	Aa1	107,275
4,000	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2010,	3/20 at 100.00	AA–	4,410,720
	5.250%, 3/01/40
710	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%,	12/21 at 100.00	AA–	743,306
	12/15/36 – AGM Insured

52 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 3,860	North Harris County Regional Water Authority, Texas, Water Revenue Bonds, Senior Lien	12/22 at 100.00	A+	$ 4,145,138
	Refunding Series 2013, 5.000%, 12/15/33
25,385	Total Water and Sewer			27,063,214
$ 251,900	Total Long-Term Investments (cost $214,559,456)			222,628,742
	Floating Rate Obligations – (2.7)%			(3,960,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.7)% (5)			(70,920,000)
	Other Assets Less Liabilities – 0.6%			831,514
	Net Assets Applicable to Common Shares – 100%			$ 148,580,256

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.9%. WI/DD Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 53

Statement of
Assets and Liabilities			February 28, 2014

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)

Assets
Long-term investments, at value (cost $230,625,676, $453,490,441,
$426,964,054 and $214,559,456, respectively)	$241,834,225	$471,754,431	$445,349,671	$222,628,742
Cash	1,818,339	1,618,219	5,847,932	429,177
Receivable for:
Interest	2,519,077	6,337,267	5,465,518	2,617,068
Investments sold	387,273	—	—	1,260,000
Deferred offering costs	120,573	125,210	290,791	519,983
Other assets	978	30,287	125,384	922
Total assets	246,680,465	479,865,414	457,079,296	227,455,892
Liabilities
Floating rate obligations	2,755,000	6,625,000	8,625,000	3,960,000
Payable for:
Common share dividends	736,931	1,427,330	1,356,779	529,553
Interest	59,651	120,056	—	135,930
Investments purchased	—	—	1,969,726	3,132,475
Offering costs	108,421	109,421	67,103	—
MuniFund Term Preferred (“MTP”) Shares, at liquidation value	—	—	—	70,920,000
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	79,000,000	159,000,000	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	—	—	148,000,000	—
Accrued expenses:
Management fees	118,738	218,836	212,114	104,217
Trustees fees	2,654	36,112	6,772	2,384
Other	264,240	148,273	174,030	91,077
Total liabilities	83,045,635	167,685,028	160,411,524	78,875,636
Net assets applicable to common shares	$163,634,830	$312,180,386	$296,667,772	$148,580,256
Common shares outstanding	11,563,886	20,833,387	18,521,955	10,027,210
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common
shares outstanding)	$14.15	$14.98	$16.02	$14.82
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$115,639	$208,334	$185,220	$100,272
Paid-in surplus	157,973,393	295,641,599	281,145,837	142,178,390
Undistributed (Over-distribution of) net investment income	1,622,957	2,107,628	2,297,481	429,631
Accumulated net realized gain (loss)	(7,285,708)	(4,041,165)	(5,346,383)	(2,197,323)
Net unrealized appreciation (depreciation)	11,208,549	18,263,990	18,385,617	8,069,286
Net assets applicable to common shares	$163,634,830	$312,180,386	$296,667,772	$148,580,256
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

54 Nuveen Investments

Statement of
Operations		Year Ended February 28, 2014

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Investment Income	$11,290,705	$22,696,559	$21,341,623	$10,305,126
Expenses
Management fees	1,450,929	2,873,428	2,669,118	1,366,466
Shareholder servicing agent fees and expenses	52,032	65,021	71,172	23,852
Interest expense and amortization of offering costs	2,013,633	2,635,612	2,302,101	1,939,820
Liquidity fees	—	—	587,878	—
Remarketing fees	—	—	64,133	—
Custodian fees and expenses	45,449	78,192	78,228	45,200
Trustees fees and expenses	6,153	12,653	11,472	5,881
Professional fees	51,294	63,318	61,655	32,086
Shareholder reporting expenses	70,401	120,771	94,366	29,455
Stock exchange listing fees	7,854	46,436	8,305	24,706
Investor relations expenses	24,952	41,910	43,161	23,980
Other expenses	44,009	148,671	56,234	198,022
Total expenses	3,766,706	6,086,012	6,047,823	3,689,468
Net investment income (loss)	7,523,999	16,610,547	15,293,800	6,615,658
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,227,541)	(820,048)	(1,711,699)	341,993
Change in net unrealized appreciation
(depreciation) of investments	(10,251,936)	(25,818,635)	(25,667,636)	(10,506,722)
Net realized and unrealized gain (loss)	(13,479,477)	(26,638,683)	(27,379,335)	(10,164,729)
Net increase (decrease) in net assets applicable to
common shares from operations	$(5,955,478)	$(10,028,136)	$(12,085,535)	$(3,549,071)

See accompanying notes to financial statements.

Nuveen Investments 55

Statement of
Changes in Net Assets

	Arizona		Michigan
	Premium Income (NAZ)		Quality Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$7,523,999	$3,359,363	$16,610,547	$10,609,331
Net realized gain (loss) from investments	(3,227,541)	399,259	(820,048)	1,055,844
Change in net unrealized appreciation
(depreciation) of investments	(10,251,936)	2,572,355	(25,818,635)	5,075,408
Net increase (decrease) in net assets applicable
to common shares from operations	(5,955,478)	6,330,977	(10,028,136)	16,740,583
Distributions to Common Shareholders
From net investment income	(8,031,653)	(3,435,310)	(18,540,700)	(10,948,631)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(8,031,653)	(3,435,310)	(18,540,700)	(10,948,631)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	108,375,032	—	—	150,995,038
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	10,916	72,322	—	—
Repurchased and retired	—	—	(307,413)	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	108,385,948	72,322	(307,413)	150,995,038
Net increase (decrease) in net assets applicable to
common shares	94,398,817	2,967,989	(28,876,249)	156,786,990
Net assets applicable to common shares at the
beginning of period	69,236,013	66,268,024	341,056,635	184,269,645
Net assets applicable to common shares at
the end of period	$163,634,830	$69,236,013	$312,180,386	$341,056,635
Undistributed (Over-distribution of) net
investment income at the end of period	$1,622,957	$1,328,971	$2,107,628	$3,449,136
(1) Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

56 Nuveen Investments

	Ohio		Texas
	Quality Income (NUO)		Quality Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Operations
Net investment income (loss)	$15,293,800	$8,747,176	$6,615,658	$6,597,706
Net realized gain (loss) from investments	(1,711,699)	528,266	341,993	146,649
Change in net unrealized appreciation
(depreciation) of investments	(25,667,636)	4,628,049	(10,506,722)	4,534,825
Net increase (decrease) in net assets applicable
to common shares from operations	(12,085,535)	13,903,491	(3,549,071)	11,279,180
Distributions to Common Shareholders
From net investment income	(16,998,251)	(9,392,963)	(6,982,757)	(7,480,548)
Decrease in net assets applicable to common
shares from distributions to common shareholders	(16,998,251)	(9,392,963)	(6,982,757)	(7,480,548)
Capital Share Transactions
Common shares:
Issued in the Reorganizations(1)	152,721,496	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	156,238	6,438,085
Net proceeds from shares issued to shareholders
due to reinvestment of distributions	131,761	678,374	35,861	460,831
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to
common shares from capital share transactions	152,853,257	678,374	192,099	6,898,916
Net increase (decrease) in net assets applicable to
common shares	123,769,471	5,188,902	(10,339,729)	10,697,548
Net assets applicable to common shares at the
beginning of period	172,898,301	167,709,399	158,919,985	148,222,437
Net assets applicable to common shares at
the end of period	$296,667,772	$172,898,301	$148,580,256	$158,919,985
Undistributed (Over-distribution of) net
investment income at the end of period	$2,297,481	$2,946,996	$429,631	$501,493
(1) Refer to Note 1 – General Information and Significant Accounting Policies, Fund Reorganizations for further details.

See accompanying notes to financial statements.

Nuveen Investments 57

Statement of
Cash Flows		Year Ended February 28, 2014

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares
from Operations	$(5,955,478)	$(10,028,136)	$(12,085,535)	$(3,549,071)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in)
operating activities:
Purchases of investments	(31,779,271)	(71,004,271)	(61,359,518)	(28,579,859)
Proceeds from sales and maturities of investments	30,650,987	71,789,767	51,649,130	28,105,706
Amortization (Accretion) of premiums and discounts, net	459,839	463,427	380,425	112,598
Assets (Liabilities) acquired in the Reorganizations, net	(47,016,914)	—	(68,626,181)	—
(Increase) Decrease in:
Receivable for interest	(1,576,886)	179,386	(2,615,997)	(14,037)
Receivable for investments sold	(387,273)	—	180,000	(1,230,000)
Other assets	(423)	(621)	(124,370)	41
Increase (Decrease) in:
Payable for interest	34,889	(36,616)	(65,002)	—
Payable for investments purchased	—	—	1,969,726	3,132,475
Accrued management fees	71,729	(14,199)	94,894	(5,210)
Accrued Trustees fees	2,281	5,857	5,824	1,513
Accrued reorganization expenses	(80,000)	(555,000)	(200,000)	—
Accrued other expenses	217,906	6,717	86,325	8,805
Net realized (gain) loss from investments	3,227,541	820,048	1,711,699	(341,993)
Change in net unrealized (appreciation) depreciation of investments	10,251,936	25,818,635	25,667,636	10,506,722
Taxes paid on undistributed capital gains	(3,118)	(1,181)	(3,148)	(288)
Net cash provided by (used in) operating activities	(41,882,255)	17,443,813	(63,334,092)	8,147,402
Cash Flows from Financing Activities:
(Increase) Decrease in:
Deferred offering costs	(25,818)	567,448	(58,761)	368,677
Increase (Decrease) in:
Cash overdraft	—	—	—	(1,272,565)
Floating rate obligations	—	—	8,625,000	—
Payable for offering costs	108,421	32,212	67,103	—
MTP Shares, at liquidation value	—	(16,313,000)	—	—
VMTP Shares, at liquidation value	51,000,000	17,200,000	(73,500,000)	—
VRDP Shares, at liquidation value	—	—	148,000,000	—
Cash distributions paid to common shareholders	(7,554,674)	(18,536,002)	(16,201,496)	(6,970,575)
Proceeds from shelf offering, net of offering costs	—	—	—	156,238
Cost of common shares repurchased and retired	—	(307,413)	—	—
Net cash provided by (used in) financing activities	43,527,929	(17,356,755)	66,931,846	(7,718,225)
Net Increase (Decrease) in Cash	1,645,674	87,058	3,597,754	429,177
Cash at the beginning of period	172,665	1,531,161	2,250,178	—
Cash at the end of period	$1,818,339	$1,618,219	$5,847,932	$429,177
Supplemental Disclosures of Cash Flow Information
	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Cash paid for interest (excluding amortization of offering costs)	$1,278,148	$2,046,989	$1,606,903	$1,643,728
Non-cash financing activities not included herein consists of
reinvestments of common share distributions	10,916	—	131,761	35,861

See accompanying notes to financial statements.

58 Nuveen Investments

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Nuveen Investments 59

Financial
Highlights

Selected data for a common share outstanding throughout each period:

				Investment Operations			Less Distributions
					Distributions
				Distributions	from Accum-			From		Discount
				from Net	ulated Net		From	Accum-		from
				Investment	Realized		Net	ulated Net		Common
				Income to	Gains to		Investment	Realized		Shares
	Beginning	Net	Net	Auction Rate	Auction Rate		Income to	Gains to		Repur-	Ending
	Common	Investment	Realized/	Preferred	Preferred		Common	Common		chased	Common	Ending
	Share	Income	Unrealized	Share-	Share-		Share-	Share-		and	Share	Market
	NAV	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Retired	NAV	Value

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014	$15.47	$.55	$(1.10)	$ —	$ —	$ (.55)	$(.77)	$ —	$(.77)	$ —	$14.15	$12.79
2013	14.82	.75	.67	—	—	1.42	(.77)	—	(.77)	—	15.47	15.70
2012	13.25	.80	1.54	(.01)	—	2.33	(.76)	—	(.76)	—	14.82	14.61
2011(f)	13.99	.49	(.77)	(.02)	—	(.30)	(.44)	—	(.44)	—	13.25	12.32
Year Ended 7/31:
2010	12.92	.84	.96	(.03)	—	1.77	(.70)	—	(.70)	—	13.99	13.34
2009	13.00	.85	(.16)	(.13)	—	.56	(.64)	—	(.64)	—	12.92	12.29

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014	16.35	.80	(1.28)	—	—	(.48)	(.89)	—	(.89)	—*	14.98	13.45
2013	15.95	.74	.55	—	—	1.29	(.89)	—	(.89)	—	16.35	15.62
2012	14.18	.89	1.75	(.01)	—	2.63	(.86)	—	(.86)	—*	15.95	15.40
2011	14.79	.94	(.69)	(.03)	—	.22	(.83)	—	(.83)	—*	14.18	12.75
2010	13.55	.93	1.06	(.04)	—	1.95	(.73)	—	(.73)	.02	14.79	12.94

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

60 Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net
			Assets Applicable to
Total Returns			Common Shares(c)

		Ending
Based		Net
on	Based	Assets			Net
Common	on	Applicable			Investment		Portfolio
Share	Market	to Common			Income		Turnover
NAV(b)	Value(b)	Shares (000)	Expenses(d)		(Loss)		Rate(e)
(3.40)%	(13.52)%	$163,635	2.47%		4.93%		14%
9.77	13.02	69,236	1.80		4.94		10
18.08	25.48	66,268	1.52		5.73		7
(2.23)	(4.55)	59,256	1.19	**	6.11	**	5
13.94	14.47	62,549	1.21		6.13		8
4.73	(2.61)	57,755	1.33		7.01		25
(2.76)	(8.00)	312,180	1.95		5.32		15
8.27	7.30	341,057	1.84		5.09		12
19.11	28.44	184,270	1.56		5.97		14
1.39	4.69	163,876	1.18		6.37		6
14.83	29.40	170,983	1.24		6.50		9

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”), MTP Shares and/or VMTP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Variable Rate MuniFund Term Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014	1.32%
2013	.57
2012	.35
2011(f)	—
Year Ended 7/31:
2010	—
2009	—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014	.84%
2013	.70
2012	.46
2011	.02
2010	.02

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments 61

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations					Less Distributions
					Distributions
				Distributions	from Accum-			From			Premium
				from Net	ulated Net		From	Accum-			from
				Investment	Realized		Net	ulated Net			Common
				Income to	Gains to		Investment	Realized			Shares
	Beginning	Net	Net	Auction Rate	Auction Rate		Income to	Gains to			Sold	Ending
	Common	Investment	Realized/	Preferred	Preferred		Common	Common		Shelf	through	Common	Ending
	Share	Income	Unrealized	Share-	Share-		Share-	Share-		Offering	Shelf	Share	Market
	NAV	(Loss)	Gain (Loss)	holders(a)	holders(a)	Total	holders	holders	Total	Costs	Offering	NAV	Value

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014	$17.64	$ .76	$(1.39)	$ —	$ —	$ (.63)	$(.99)	$ —	$(.99)	$ —	$ —	$16.02	$14.75
2013	17.17	.89	.54	—	—	1.43	(.96)	—	(.96)	—	—	17.64	17.79
2012	15.44	.99	1.68	(.01)	—	2.66	(.93)	—	(.93)	—	—	17.17	16.88
2011	16.15	1.01	(.79)	(.03)	—	.19	(.90)	—	(.90)	—	—	15.44	14.85
2010	14.56	1.01	1.42	(.04)	—	2.39	(.80)	—	(.80)	—	—	16.15	15.58

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014	15.87	.66	(1.01)	—	—	(.35)	(.70)	—	(.70)	—*	—*	14.82	13.54
2013	15.46	.68	.47	—	—	1.15	(.77)	—	(.77)	(.01)	.04	15.87	16.00
2012	14.12	.75	1.48	—	—	2.23	(.86)	(.03)	(.89)	—	—	15.46	16.31
2011(f)	15.01	.48	(.85)	(.01)	—	(.38)	(.50)	(.01)	(.51)	—	—	14.12	15.19
Year Ended 7/31:
2010	13.84	.94	1.08	(.03)	—*	1.99	(.81)	(.01)	(.82)	—	—	15.01	16.92
2009	13.98	.94	(.17)	(.13)	(.02)	.62	(.71)	(.05)	(.76)	—	—	13.84	14.78

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

62 Nuveen Investments

		Ratios/Supplemental Data
		Ratios to Average Net
		Assets Applicable to
Total Returns			Common Shares(c)

		Ending
Based		Net
on	Based	Assets			Net
Common	on	Applicable	Investment				Portfolio
Share	Market	to Common			Income		Turnover
NAV(b)	Value(b)	Shares (000)	Expenses(d)		(Loss)		Rate(e)
(3.38)%	(11.39)%	$296,668	2.15%		5.45%		13%
8.53	11.27	172,898	1.76		5.14		13
17.73	20.55	167,709	1.50		6.10		10
1.09	.91	150,555	1.14		6.32		14
16.76	27.57	157,439	1.20		6.51		6
(2.11)	(11.03)	148,580	2.49		4.46		13
7.80	2.97	158,920	2.38		4.33		12
16.23	13.81	148,222	2.48		5.10		9
(2.61)	(7.15)	134,850	1.92	**	5.69	**	10
14.71	20.92	143,080	1.19		6.42		6
4.80	25.98	131,513	1.27		7.06		10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, MTP Shares, VMTP Shares and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares, VMTP Shares, VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares, Variable Rate MuniFund Term Preferred Shares and Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014	1.05%
2013	.61
2012	.40
2011	—
2010	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014	1.31%
2013	1.27
2012	1.37
2011(f)	.80	**
Year Ended 7/31:
2010	.02
2009	.01

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the seven months ended February 28, 2011.
**	Annualized.
See accompanying notes to financial statements.

Nuveen Investments 63

Financial Highlights (continued)

								MTP and
								VMTP
								Shares
								at the End
	ARPS at the End of Period		MTP Shares at the End of Period (a)		VMTP Shares at the End of Period			of Period
								Asset
Aggregate		Asset	Aggregate	Asset	Aggregate	Asset		Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage		Per $1
Outstanding		Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000		Liquidation
	(000)	Share	(000)	Share	(000)	Share		Preference

Arizona Premium Income (NAZ)
Year Ended 2/28–2/29:
2014	$ —	$ —	$ —	$ —	$ 79,000	$307,133		$ —
2013	—	—	—	—	28,000	347,271		—
2012	—	—	—	—	28,000	336,672		—
2011(b)	27,875	78,144	—	—	—	—		—
Year Ended 7/31:
2010	27,875	81,097	—	—	—	—		—
2009	27,875	76,798	—	—	—	—		—

Michigan Quality Income (NUM)
Year Ended 2/28–2/29:
2014	—	—	—	—	159,000	296,340		—
2013	—	—	16,313	31.57	141,800	315,704		3.16
2012	—	—	—	—	87,900	309,636		—
2011	87,325	71,915	—	—	—	—		—
2010	87,325	73,950	—	—	—	—		—

(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:
						2014		2013

Arizona Premium Income (NAZ)
Series 2015 (NAZ PRC)
Ending Market Value per Share					$—			$—
Average Market Value per Share					10.02		∆	—
Series 2016 (NAZ PRD)
Ending Market Value per Share						—		—
Average Market Value per Share					10.11		∆	—

Michigan Quality Income (NUM)
Series 2015 (NUM PRC)
Ending Market Value per Share						—		10.08
Average Market Value per Share						10.02	∆∆∆	10.06	∆∆

(b)	For the seven months ended February 28, 2011.
∆	For the period April 8, 2013 (effective date of the Reorganizations) through December 20, 2013.
∆∆	For the period January 7, 2013 (effective date of the Reorganizations) through February 28, 2013.
∆∆∆	For the period March 1, 2013 through December 20, 2013.
See accompanying notes to financial statements.

64 Nuveen Investments

			MTP Shares		VMTP Shares		VRDP Shares
	ARPS at the End of Period		at the End of Period (a)		at the End of Period		at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Amount	Coverage
Outstanding		Per $25,000	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share	(000)	Share	(000)	Share

Ohio Quality Income (NUO)
Year Ended 2/28–2/29:
2014	$—	$—	$—	$—	$—	$—	$148,000	$300,451
2013	—	—	—	—	73,500	335,236	—	—
2012	—	—	—	—	73,500	328,176	—	—
2011	73,000	76,560	—	—	—	—	—	—
2010	73,000	78,917	—	—	—	—	—	—

Texas Quality Income (NTX)
Year Ended 2/28–2/29:
2014	—	—	70,920	30.95	—	—	—	—
2013	—	—	70,920	32.41	—	—	—	—
2012	—	—	70,920	30.90	—	—	—	—
2011(b)	—	—	70,920	29.01	—	—	—	—
Year Ended 7/31:
2010	65,050	79,988	—	—	—	—	—	—
2009	65,050	75,543	—	—	—	—	—	—

(a) The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

	2014		2013	2012	2011

Ohio Quality Income (NUO)
Series 2014 (NUO PRACL)
Ending Market Value per Share	$—		$—	$—	$—
Average Market Value per Share	10.01	Ω	—	—	—
Series 2015 (NUO PRCCL)
Ending Market Value per Share	—		—	—	—
Average Market Value per Share	10.03	Ω	—	—	—
Series 2016 (NUO PRDCL)
Ending Market Value per Share	—		—	—	—
Average Market Value per Share	10.06	Ω	—	—	—

Texas Quality Income (NTX)
Series 2015 (NTX PRC)
Ending Market Value per Share	10.03		10.04	10.05	9.85
Average Market Value per Share	10.04		10.06	9.97	9.86	ΩΩ

(b)	For the seven months ended February 28, 2011.
Ω	For the period April 8, 2013 (effective date of the Reorganization) through October 7, 2013.
ΩΩ	For the period November 2, 2010 (first issuance date of shares) through February 28, 2011.
See accompanying notes to financial statements.

Nuveen Investments 65

Notes to
    Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The state funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Arizona Premium Income Municipal Fund (NAZ) (“Arizona Premium Income (NAZ)”)

•	Nuveen Michigan Quality Income Municipal Fund (NUM) (“Michigan Quality Income (NUM)”)

•	Nuveen Ohio Quality Income Municipal Fund (NUO) (“Ohio Quality Income (NUO)”)

•	Nuveen Texas Quality Income Municipal Fund (NTX) (“Texas Quality Income (NTX)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) were organized as Massachusetts business trusts on April 8, 2013, January 7, 2013 and April 8, 2013, respectively (previously organized as Minnesota trusts on January 23, 1991, July 25, 1991 and October 17, 1991, respectively). Texas Quality Income (NTX) was organized as a Massachusetts business trust on July 26, 1991.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Fund Reorganizations

Effective prior to the opening of business on April 8, 2013, certain Arizona and Ohio Funds were reorganized in two of the larger-state funds included in this report as follows:

Acquired Funds	Acquiring Funds
Arizona Funds
Nuveen Arizona Dividend Advantage Municipal Fund (NFZ) (“Arizona Dividend Advantage (NFZ)”)	Arizona Premium Income (NAZ)
Nuveen Arizona Dividend Advantage Municipal Fund 2 (NKR) (“Arizona Dividend Advantage 2 (NKR)”)
Nuveen Arizona Dividend Advantage Municipal Fund 3 (NXE) (“Arizona Dividend Advantage 3 (NXE)”)
Ohio Funds
Nuveen Ohio Dividend Advantage Municipal Fund (NXI) (“Ohio Dividend Advantage (NXI)”)	Ohio Quality Income (NUO)
Nuveen Ohio Dividend Advantage Municipal Fund 2 (NBJ) (“Ohio Dividend Advantage 2 (NBJ)”)
Nuveen Ohio Dividend Advantage Municipal Fund 3 (NVJ) (“Ohio Dividend Advantage 3 (NVJ)”)

The reorganizations of the Funds were approved by the shareholders of the Acquired Funds at a special meeting on March 11, 2013.

Upon the closing of each Fund’s reorganization (each a “Reorganization” and collectively, the “Reorganizations”), the Acquired Funds transferred their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds were then liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Acquired Funds became shareholders of the Acquiring Funds. Holders of common shares of the Acquired Funds received newly issued common shares of the Acquiring Funds, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Acquired Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled). Fractional shares were sold on the open market and shareholders received cash in lieu of such fractional shares. Holders of preferred shares of the Acquired Funds received on a one-for-one basis newly issued preferred shares of the Acquiring Funds, in exchange for preferred shares of the Acquired Funds held immediately prior to the Reorganizations. Details of each state’s Reorganizations are further described in the MuniFund Term Preferred Shares section of this note and Note 8 – Fund Reorganizations.

66 Nuveen Investments

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2014, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Ohio	Texas
	Quality	Quality
	Income	Income
	(NUO)	(NTX)
Outstanding when-issued/delayed delivery purchase commitments	$1,969,726	$3,132,475

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares

Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

MuniFund Term Preferred Shares

Texas Quality Income (NTX) has issued and outstanding MuniFund Term Preferred (“MTP”) Shares, with a $10 stated par value per share. The Fund’s MTP Shares were issued in one Series and trade on the NYSE. Dividends on MTP Shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances.

As of February 28, 2014, the details of Texas Quality Income’s (NTX) MTP Shares outstanding were as follows:

				Shares
				Outstanding
		NYSE	Shares	at $10 Per Share	Annual
	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Texas Quality Income (NTX)	2015	NTX PRC	7,092,000	$70,920,000	2.30%

The Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares were subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of the Fund, at par in the event of certain changes in the credit rating of the MTP Shares. The Fund may be obligated to redeem certain of the MTP Shares if the Fund fails

Nuveen Investments 67

Notes to Financial Statements (continued)

to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s series of MTP Shares by NYSE ticker symbol are as follows:

		NYSE	Term	Optional	Premium
	Series	Ticker	Redemption Date	Redemption Date	Expiration Date
Texas Quality Income (NTX)	2015	NTX PRC	December 1, 2015	December 1, 2011	November 30, 2012

During the current fiscal period, Arizona Premium Income (NAZ), Michigan Quality Income (NUM) and Ohio Quality Income (NUO) had issued and outstanding MTP Shares.

Arizona Premium Income (NAZ) redeemed all of its outstanding Series 2015 MTP Shares on December 20, 2013. Michigan Quality Income (NUM) redeemed all of its outstanding Series 2015 MTP Shares on December 20, 2013. Ohio Quality Income (NUO) redeemed all of its outstanding Series 2014, 2015 and 2016 MTP Shares on October 7, 2013.

Each of Arizona Premium Income’s (NAZ) and Michigan Quality Income’s (NUM) MTP Shares were redeemed at their $10.00 liquidation value per share plus dividend amounts owed using proceeds from its issuance of VMTP Shares (as described below in Variable Rate MuniFund Term Preferred Shares).

Ohio Quality Income’s (NUO) MTP Shares were redeemed at their $10.00 liquidation value per share plus dividend amounts owed using proceeds from its issuance of VRDP Shares (as described below in Variable Rate Demand Preferred Shares).

The average liquidation value for all series of MTP Shares outstanding for the Funds during the fiscal year ended February 28, 2014, was as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)*^	(NUM)**	(NUO)***^	(NTX)
Average liquidation value of MTP Shares outstanding	$50,671,000	$16,313,000	$73,817,550	$70,920,000
*	For the period April 8, 2013 through December 20, 2013.
**	For the period March 1, 2013 through December 20, 2013.
***	For the period April 8, 2013 through October 7, 2013.
^	Includes MTP Shares issued in connection with its Reorganization.

For financial reporting purposes, the liquidation value of MTP Shares is recorded as a liability and recognized as “MuniFund Term Preferred (“MTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with Arizona Premium Income’s (NAZ), Michigan Quality Income’s (NUM) and Ohio Quality Income’s (NUO) redemption of MTP Shares, the remaining deferred offering costs of $407,922, $158,771 and $296,550, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt.

Variable Rate MuniFund Term Preferred Shares

The following Funds have issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation value per share. The Funds issued their VMTP Shares in privately negotiated offerings, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

On December 10, 2013, Arizona Premium Income (NAZ) and Michigan Quality Income (NUM) and on October 6, 2013, Ohio Quality Income (NUO) redeemed all 280 shares of its outstanding Series 2014 VMTP, 539 shares of its outstanding Series 2014-1 VMTP and 735 shares of its outstanding Series 2014 VMTP, respectively. Arizona Premium Income (NAZ) issued 790 shares of Series 2016 VMTP through a privately negotiated offering, which was offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Michigan Quality Income (NUM) exchanged all 879 shares of its outstanding Series 2014 for 879 shares of Series 2016 VMTP. Concurrent with the exchange, Michigan Quality Income (NUM) issued an additional 711 shares of Series 2016 VMTP through a privately negotiated offering, which was offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933. Arizona Premium Income (NAZ) and Michigan Quality Income (NUM) completed their refinancing of their existing VMTP Shares with new VMTP Shares with a term redemption date of December 30, 2016.

68 Nuveen Investments

As of February 28, 2014, VMTP Shares outstanding, at liquidation value, for each Fund were as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value
Arizona Premium Income (NAZ)	2016	790	$79,000,000
Michigan Quality Income (NUM)	2016	1,590	$159,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. Each Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
Arizona Premium Income (NAZ)	2016	December 30, 2016	January 1, 2015	December 31, 2014
Michigan Quality Income (NUM)	2016	December 30, 2016	January 1, 2015	December 31, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for each Fund during the fiscal year ended February 28, 2014, were as follows:

	Arizona	Michigan	Ohio
	Premium	Quality	Quality
	Income	Income	Income
	(NAZ)	(NUM)	(NUO)*
Average liquidation value of VMTP Shares outstanding	$41,389,041	$149,604,110	$73,500,000
Annualized dividend rate	1.08%	1.11%	1.15%
* For the period March 1, 2013 through October 6, 2013.

VMTP Shares generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation par value so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of VMTP Shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations. In conjunction with Arizona Premium Income’s (NAZ) and Ohio Quality Income’s (NUO) redemption of VMTP Shares, the remaining deferred offering costs of $42,905 and $138,592, respectively, were fully expensed during the current fiscal period, as the redemptions were deemed an extinguishment of debt. In conjunction with Michigan Quality Income’s (NUM) exchange and redemption of VMTP Shares, the remaining deferred offering costs of $171,591 for the Fund’s issuance of Series 2014 VMTP Shares were fully expensed during the current fiscal period, as the exchange and redemption were deemed an extinguishment of debt. Offering costs of $130,000 and $135,000, respectively, were incurred with Arizona Premium Income’s (NAZ) and Michigan Quality Income’s (NUM) issuance of Series 2016 VMTP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares.

Variable Rate Demand Preferred Shares

The following Fund has issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. During the current fiscal period, Ohio Quality Income (NUO) issued 1,480 Series 1 VRDP Shares through a privately negotiated offering, which were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933.

Nuveen Investments 69

Notes to Financial Statements (continued)
As of February 28, 2014, the details the Fund’s series VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Ohio Quality Income (NUO)	1	1,480	$148,000,000	September 1, 2043

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom the Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. The Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. The Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for the Fund during the period September 26, 2013 (first issuance date of shares) through February 28, 2014, were as follows:

Ohio
Quality
Income
(NUO)
Average liquidation value of VRDP Shares outstanding	$148,000,000
Annualized dividend rate	.15%

For financial reporting purposes, the liquidation value of VRDP Shares is a liability and recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Fund in connection with its offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. Offering costs of $295,000 were incurred with Ohio Quality Income’s (NUO) issuance of 1,480 Series 1 VRDP Shares, which were recorded as a deferred charge and are being amortized over the life of the shares. In addition to interest expense, the Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs

Texas Quality Income (NTX) filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through its ongoing equity shelf program (“Shelf Offering”), which became effective with the SEC during prior fiscal periods.

Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share.

Authorized common shares, common shares issued and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the fiscal years ended February 28, 2014 and February 28, 2013 were as follows:

	Texas Quality
	Income (NTX)
	Year	Year
	Ended	Ended
	2/28/14	2/28/13
Additional common shares authorized	950,000	950,000
Common shares issued	10,120	398,357
Offering proceeds, net of offering costs	$156,238	$6,438,085

70 Nuveen Investments

Costs incurred by the Fund in connection with its Shelf Offering are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. These deferred charges are recognized over the period such additional shares are sold by reducing the proceeds from the Shelf Offering. These deferred charges are not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Fund may incur in connection with its Shelf Offering are expenses as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

During the fiscal year ended February 28, 2014, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $324, related to the sale of common shares from the Shelf Offering.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of February 28, 2014, the Funds were not invested in any portfolio securities or derivative instruments that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Nuveen Investments 71

Notes to Financial Statements (continued)

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Arizona Premium Income (NAZ)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$241,834,225	$ —	$241,834,225
Michigan Quality Income (NUM)
Long-Term Investments*:
Municipal Bonds	$ —	$471,754,431	$ —	$471,754,431
Ohio Quality Income (NUO)
Long-Term Investments*:
Municipal Bonds	$ —	$445,349,671	$ —	$445,349,671
Texas Quality Income (NTX)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$222,628,742	$ —	$222,628,742
* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

72 Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset, and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended February 28, 2014, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended February 28, 2014, were as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Average floating rate obligations outstanding	$2,755,000	$6,625,000	$7,490,753	$3,960,000
Average annual interest rate and fees	.57%	.80%	.58%	.32%

As of February 28, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Floating rate obligations: self-deposited inverse floaters	$ 2,755,000	$ 6,625,000	$ 8,625,000	$3,960,000
Floating rate obligations: externally-deposited inverse floaters	14,215,000	15,413,000	38,715,000	—
Total	$16,970,000	$22,038,000	$47,340,000	$3,960,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate

Nuveen Investments 73

Notes to Financial Statements (continued)

certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of February 28, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Maximum exposure to Recourse Trusts	$14,215,000	$8,430,000	$15,130,000	$ —

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended February 28, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Arizona Premium		Michigan Quality
	Income (NAZ)		Income (NUM)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued in the Reorganizations(1)	7,087,734	—	—	9,303,434
Issued to shareholders due to reinvestment of distributions	704	4,753	—	—
Repurchased and retired	—	—	(24,300)	—
Total	7,088,438	4,753	(24,300)	9,303,434
Weighted average common share:
Price per share repurchased and retired	$ —	$ —	$12.63	$ —
Discount per share repurchased and retired	—	—	12.91%	—
(1) Refer to Note 8 – Fund Reorganizations for further details.
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

74 Nuveen Investments

	Ohio Quality		Texas Quality
	Income (NUO)		Income (NTX)
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	2/28/14	2/28/13	2/28/14	2/28/13
Common shares:
Issued in the Reorganizations(1)	8,710,950	—	—	—
Sold through shelf offering	N/A	N/A	10,120	398,357
Issued to shareholders due to reinvestment of distributions	7,507	38,469	2,256	29,023
Total	8,718,457	38,469	12,376	427,380
Weighted average common share:
Premium to NAV per shelf offering share sold	N/A	N/A	1.35%	3.21%
(1) Refer to Note 8 – Fund Reorganizations for further details.
N/A – The Fund is not authorized to issue additional common shares through a shelf offering.

Preferred Shares

Texas Quality Income (NTX) did not have any transactions in MTP Shares during the fiscal year ended February 28, 2014. Arizona Premium Income (NAZ), Ohio Quality Income (NUO) and Texas Quality Income (NTX) did not have any transactions in MTP Shares during the fiscal year ended February 28, 2013.

Transactions in MTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
		NYSE/
		NYSE MKT
	Series	Ticker	Shares	Amount
Arizona Premium Income (NAZ)
MTP Shares issued in connection with the Reorganizations:
	2015	NAZ PRC	2,982,500	$ 29,825,000
	2016	NAZ PRD	2,084,600	20,846,000
MTP Shares redeemed:
	2015	NAZ PRC	(2,982,500)	(29,825,000)
	2016	NAZ PRD	(2,084,600)	(20,846,000)
Net increase (decrease)			—	$ —
Ohio Quality Income (NUO)
MTP Shares issued in connection with the Reorganizations:
	2014	NUO PRACL	4,271,415	$ 42,714,150
	2015	NUO PRCCL	1,945,000	19,450,000
	2016	NUO PRDCL	1,165,340	11,653,400
MTP Shares redeemed:
	2014	NUO PRACL	(4,271,415)	(42,714,150)
	2015	NUO PRCCL	(1,945,000)	(19,450,000)
	2016	NUO PRDCL	(1,165,340)	(11,653,400)
Net increase (decrease)			—	$ —
Michigan Quality Income (NUM)
MTP Shares redeemed	2015	NUM PRC	(1,631,300)	$(16,313,000)
Michigan Quality Income (NUM)
MTP Shares issued in connection with the reorganization	2015	NUM PRC	1,631,300	$16,313,000

Texas Quality Income (NTX) did not have any transactions in VMTP during the fiscal year ended February 28, 2014. Arizona Premium Income (NAZ), Ohio Quality Income (NUO) and Texas Quality Income (NTX) did not have any transactions in VMTP Shares during the fiscal year ended February 28, 2013.

Nuveen Investments 75

Notes to Financial Statements (continued)
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Arizona Premium Income (NAZ)
VMTP Shares issued	2016	790	$ 79,000,000
VMTP Shares redeemed	2014	(280)	(28,000,000)
Net increase (decrease)		510	$ 51,000,000
Michigan Quality Income (NUM)
VMTP Shares issued	2016	1,590	$159,000,000
VMTP Shares exchanged	2014	(879)	(87,900,000)
VMTP Shares redeemed	2014-1	(539)	(53,900,000)
Net increase (decrease)		172	$ 17,200,000
Ohio Quality Income (NUO)
VMTP Shares redeemed	2014	(735)	$(73,500,000)
Michigan Quality Income (NUM)
VMTP Shares issued in connection with the reorganization	2014-1	539	$53,900,000

With the exception of Ohio Quality Income (NUO), the Funds did not have any transactions in VRDP Shares during the fiscal years ended February 28, 2014 and February 28, 2013. Ohio Quality Income (NUO) did not have any transactions in VRDP Shares during the fiscal year ended February 28, 2013.

Transactions in VRDP Shares were as follows:

	Year Ended February 28, 2014
	Series	Shares	Amount
Ohio Quality Income (NUO)
VRDP Shares issued	1	1,480	$148,000,000

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended February 28, 2014, were as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Purchases	$31,779,271	$71,004,271	$61,359,518	$28,579,859
Sales and maturities	30,650,987	71,789,767	51,649,130	28,105,706

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

76 Nuveen Investments

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2014, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Cost of investments	$229,575,101	$447,199,660	$417,869,257	$211,372,133
Gross unrealized:
Appreciation	14,571,568	22,525,162	25,661,084	12,751,420
Depreciation	(5,067,453)	(4,595,417)	(6,805,929)	(5,454,815)
Net unrealized appreciation (depreciation) of investments	$ 9,504,115	$ 17,929,745	$ 18,855,155	$ 7,296,605

Permanent differences, primarily due to reorganization adjustments, nondeductible reorganization expenses, federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of common share net assets as of February 28, 2014, the Funds’ tax year end, as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Paid-in surplus	$ 449,963	$(690,536)	$ 364,681	$(295,547)
Undistributed (Over-distribution of) net investment income	801,640	588,645	1,054,936	295,237
Accumulated net realized gain (loss)	(1,251,603)	101,891	(1,419,617)	310

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2014, the Funds’ tax year end, were as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)	(NUM)	(NUO)	(NTX)
Undistributed net tax-exempt income 1	$1,917,327	$3,356,031	$2,845,565	$936,222
Undistributed net ordinary income 2	1,614	2,285	—	12,612
Undistributed net long-term capital gains	—	—	—	—
1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 3, 2014, paid on March 3, 2014.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended February 28, 2014 and February 28, 2013, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
2014	(NAZ)	(NUM)	(NUO)	(NTX)
Distributions from net tax-exempt income3	$8,799,830	$20,509,116	$17,769,971	$8,638,012
Distributions from net ordinary income2	23,128	27,103	94,586	4,011
Distributions from net long-term capital gains	—	—	—	—
	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
2013	(NAZ)	(NUM)	(NUO)	(NTX)
Distributions from net tax-exempt income	$3,775,218	$11,395,363	$10,282,944	$9,187,583
Distributions from net ordinary income 2	—	—	—	—
Distributions from net long-term capital gains	—	—	—	—
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designated these amounts paid during the fiscal year ended February 28, 2014, as Exempt Interest Dividends.

Nuveen Investments 77

Notes to Financial Statements (continued)

As of February 28, 2014, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Arizona	Michigan	Ohio	Texas
	Premium	Quality	Quality	Quality
	Income	Income	Income	Income
	(NAZ)4	(NUM)4	(NUO)4	(NTX)
Expiration:
February 28, 2015	$ 363,937	$ —	$ —	$ —
February 29, 2016	615,885	44,485	409,892	—
February 28, 2017	828,959	1,222,403	903,331	—
February 28, 2018	43,720	1,385,653	857,567	—
February 28, 2019	—	—	1,468,286	—
Not subject to expiration:	1,870,251	258,431	1,544,468	1,226,337
Total	$3,722,752	$2,910,972	$5,183,634	$1,226,337
4
A portion of Arizona Premium Income’s (NAZ), Michigan Quality Income’s (NUM) and Ohio Quality Income’s (NUO) capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended February 28, 2014, the following Fund utilized capital loss carryforwards as follows:

Texas
Quality
Income
(NTX)
Utilized capital loss carryforwards	$342,303

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Arizona	Michigan
	Premium	Quality
	Income	Income
	(NAZ)	(NUM)
Post-October capital losses 5	$1,441,358	$462,413
Late-year ordinary losses6	—	—
5	Capital losses incurred from November 1, 2013 through February 28, 2014, the Funds’ tax year end.
6	Ordinary losses incurred from January 1, 2014 through February 28, 2014 and specified losses incurred from November 1, 2013 through February 28, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

78 Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2014, the complex-level fee rate for these Funds was .1672%.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Fund Reorganizations

The Reorganizations were structured to qualify as tax-free reorganizations under the Internal Revenue Code for federal income tax purposes, and the Acquired Funds’ shareholders will recognize no gain or loss for federal income tax purposes as a result. Prior to the closing of each of the Reorganizations, the Acquired Funds distributed all of their net investment income and capital gains, if any. Such a distribution may be taxable to the Acquired Funds’ shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Acquired Funds as of the date of their respective Reorganization, were as follows:

	Arizona	Arizona	Arizona
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NFZ)	(NKR)	(NXE)
Cost of investments	$31,692,347	$50,765,455	$61,775,129
Fair value of investments	34,328,681	54,827,769	66,235,496
Net unrealized appreciation (depreciation) of investments	2,636,334	4,062,314	4,460,367
	Ohio	Ohio	Ohio
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
	(NXI)	(NBJ)	(NVJ)
Cost of investments	$88,964,805	$64,931,242	$46,999,229
Fair value of investments	98,040,884	71,430,110	51,876,683
Net unrealized appreciation (depreciation) of investments	9,076,079	6,498,868	4,877,454

For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds were carried forward to align ongoing reporting of the Acquiring Funds’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Nuveen Investments 79

Notes to Financial Statements (continued)

Common Shares

For accounting and performance reporting purposes, the Acquiring Funds are the survivors. The shares outstanding, net assets and NAV per common share immediately before and after the Reorganizations are as follows:

	Arizona	Arizona	Arizona
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
Acquired Funds – Prior to Reorganizations	(NFZ)	(NKR)	(NXE)
Common shares outstanding	1,548,446	2,440,142	3,066,030
Net assets applicable to common shares	$23,732,776	$38,158,301	$46,483,956
NAV per common share outstanding	$15.33	$15.64	$15.16
	Ohio	Ohio	Ohio
	Dividend	Dividend	Dividend
	Advantage	Advantage 2	Advantage 3
Acquired Funds – Prior to Reorganizations	(NXI)	(NBJ)	(NVJ)
Common shares outstanding	4,250,030	3,124,341	2,158,865
Net assets applicable to common shares	$68,674,255	$49,324,657	$34,722,583
NAV per common share outstanding	$16.16	$15.79	$16.08
		Arizona	Ohio
		Premium	Quality
		Income	Income
Acquiring Funds – Prior to Reorganizations		(NAZ)	(NUO)
Common shares outstanding		4,476,152	9,811,005
Net assets applicable to common shares		$68,442,421	$172,007,473
NAV per common share outstanding		$15.29	$17.53
		Arizona	Ohio
		Premium	Quality
		Income	Income
Acquiring Funds – Post Reorganizations		(NAZ)	(NUO)
Common shares outstanding		11,563,886	18,521,955
Net assets applicable to common shares		$176,817,454	$324,728,968
NAV per common share outstanding		$15.29	$17.53

Preferred Shares

In connection with the Arizona Premium Income (NAZ) and Ohio Quality Income (NUO) Reorganizations, holders of MTP Shares of the Acquired Funds received on a one-for-one basis newly issued MTP Shares of the Acquiring Funds, in exchange for MTP Shares of the Acquired Funds held immediately prior to the Reorganizations.

Prior to the closing of the Reorganizations, details of each Acquired Fund’s outstanding MTP Shares were as follows:

				Shares
		NYSE/		Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
Acquired Funds	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Arizona Dividend Advantage (NFZ)	2015	NFZ PRC	1,110,000	$11,100,000	2.05%
Arizona Dividend Advantage 2 (NKR)	2015	NKR PRC	1,872,500	$18,725,000	2.05%
Arizona Dividend Advantage 3 (NXE)	2016	NXE PRC	2,084,600	$20,846,000	2.90%
Ohio Dividend Advantage (NXI)
	2015	NXI PRC	1,945,000	$19,450,000	2.35%
	2016	NXI PRD	1,165,340	11,653,400	2.95%
Ohio Dividend Advantage 2 (NBJ)	2014	NBJ PRA	2,424,400	$24,244,000	2.35%
Ohio Dividend Advantage 3 (NVJ)	2014	NVJ PRA	1,847,015	$18,470,150	2.35%

80 Nuveen Investments

Details of each Fund’s MTP Shares issued in connection with the Reorganizations were as follows:

				Shares
		NYSE/		Outstanding
		NYSE MKT	Shares	at $10 Per Share	Annual
Acquiring Funds	Series	Ticker	Outstanding	Liquidation Value	Dividend Rate
Arizona Premium Income (NAZ)
	2015	NAZ PRC	2,982,500	$29,825,000	2.05%
	2016	NAZ PRD	2,084,600	20,846,000	2.90%
Ohio Quality Income (NUO)
	2014	NUO PRACL	4,271,415	$42,714,150	2.35%
	2015	NUO PRCCL	1,945,000	19,450,000	2.35%
	2016	NUO PRDCL	1,165,340	11,653,400	2.95%

Pro Forma Results of Operations

The beginning of the Acquired Funds’ current fiscal period was March 1, 2013. Assuming the Reorganizations had been completed on March 1, 2013, the beginning of the Acquiring Funds’ current fiscal period, the pro forma results of operations for the fiscal year ended February 28, 2014, are as follows:

	Arizona	Ohio
	Premium	Quality
	Income	Income
Acquiring Funds – Pro Forma Results of Operations	(NAZ)	(NUO)
Net investment income (loss)	$ 7,943,709	$ 15,894,412
Net realized and unrealized gains (losses)	(13,982,777)	(27,412,095)
Change in net assets resulting from operations	(6,039,068)	(11,517,683)

Because the combined investment portfolios for each Reorganization have been managed as a single integrated portfolio since each Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations for the Acquiring Funds since the Reorganizations were consummated.

In connection with the Reorganizations, the Acquiring Funds incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities.

9. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Nuveen Investments 81

Additional
    Fund Information

Board of Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP		State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606		& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAZ	NUM	NUO	NTX
Common shares repurchased	—	24,300	—	—

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

82 Nuveen Investments

Glossary of Terms
    Used in this Report

•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see lever- age) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse float- ing rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

•
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Nuveen Investments 83

Glossary of Terms Used in this Report Process (continued)

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond Indexes Arizona and Texas: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Arizona and Texas, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Indexes for Michigan and Ohio: Unleveraged, market value-weighted indexes designed to measure the performance of the tax-exempt, investment-grade municipal bond markets in Michigan and Ohio, respectively. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax- exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to finan- cial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

84 Nuveen Investments

Reinvest Automatically,
    Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 85

Board
    Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment
1944	Chairman and		company; formerly, Senior Partner and Chief Operating Officer (retired
333 W. Wacker Drive	Board Member	1996	(2004) of Miller-Valentine Group; an owner in several other Miller	208
Chicago, IL 60606		Class III	Valentine entities; Board Member of Med-America Health System, Tech
Town, Inc., a not-for-profit community development company, Board
Member of WDPR Public Radio station; formerly, member, Business
Advisory Council, Cleveland Federal Reserve Bank and University of
Dayton Business School Advisory Council.

• ROBERT P. BREMNER			Private Investor and Management Consultant; Treasurer and Director,
1940	Board Member	1996	Humanities Council of Washington, D.C.; Board Member, Independent
333 W. Wacker Drive		Class III	Directors Council affiliated with the Investment Company Institute.	208
Chicago, IL 60606			Company Institute.

• JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic
1948			corporation (since 1996); Chairman, United Fire Group, a publicly held
333 W. Wacker Drive	Board Member	1999	company; formerly, Member and President Pro-Tem of the Board of	208
Chicago, IL 60606		Class III	Regents for the State of Iowa University System; Director, Source Media
Group; Life Trustee of Coe College; formerly, Director, Alliant Energy;
formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

• WILLIAM C. HUNTER			Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of
1948			Business, University of Iowa (2006-2012); Director (since 2004) of Xerox
333 W. Wacker Drive	Board Member	2004	Corporation; Director (since 2005), and President (since July 2012) Beta	208
Chicago, IL 60606		Class I	Gamma Sigma, Inc., The International Honor Society; Director of
Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut
(2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director
(1997-2007), Credit Research Center at Georgetown University.

• DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company
1942			(2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset
333 W. Wacker Drive	Board Member	2005	Management, President and CEO, Banc One Investment Advisors	208
Chicago, IL 60606		Class II	Corporation, and President, One Group Mutual Funds; prior thereto,
Executive Vice President, Banc One Corporation and Chairman and CEO,
Banc One Investment Management Group; Regent Emeritus, Member of
Investment Committee, Luther College; member of the Wisconsin Bar
Association; member of Board of Directors, Friends of Boerner Botanical
Gardens; member of Board of Directors and Chair of Investment
Committee, Greater Milwaukee Foundation; member of the Board of
Directors (Milwaukee), College Possible.

86 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOHN K. NELSON
1962			Senior external advisor to the financial services practice of Deloitte
333 West Wacker Drive	Board Member	2013	Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC
Chicago, IL 60606		Class II	since 2008), a private firm which develops branding, marketing and	208
			communications strategies for clients; Director of The Curran Center for
			Catholic American Studies (since 2009) and The President’s Council,
			Fordham University (since 2010); formerly, Chairman of the Board of
			Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman);
			formerly, Chief Executive Officer of ABN AMRO N.V. North America, and
			Global Head of its Financial Markets Division (2007-2008); prior senior
			positions held at ABN AMRO include Corporate Executive Vice President
			and Head of Global Markets-the Americas (2006-2007), CEO of
			Whole- sale Banking North America and Global Head of Foreign
			Exchange and Futures Markets (2001-2006), and Regional Commercial
			Treasurer and Senior Vice President Trading-North America (1996-2001);
			formerly, Trustee at St. Edmund Preparatory School in New York City.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since June 2013) and U.S.
1947			Endowment for Forestry and Communities (since November 2013);
333 W. Wacker Drive	Board Member	1997	formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley
Chicago, IL 60606		Class I	Foundation (since 1994); prior thereto, Executive Director, Great Lakes
			Protection Fund (1990-1994).	208

• CAROLE E. STONE			Director, Chicago Board Options Exchange (since 2006); Director, C2
1947			Options Exchange, Incorporated (since 2009); Director, CBOE Holdings,
333 W. Wacker Drive	Board Member	2007	Inc. (since 2010); formerly, Commissioner, New York State Commission	208
Chicago, IL 60606		Class I	on Public Authority Reform (2005-2010); formerly, Chair, New York
			Racing Association Oversight Board (2005-2007).

• VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; former governance
1944			consultant and non-profit board member; former Owner and President,
333 W. Wacker Drive	Board Member	2011	Strategic Management Resources, Inc., a management consulting firm;	208
Chicago, IL 60606		Class I	former Member, Governing Board, Investment Company Institute’s
			Independent Directors Council; previously, held several executive
			positions in general management, marketing and human resources at
			IBM and The Pillsbury Company; Independent Director, First American
			Fund Complex (1987-2010) and Chair (1997-2010).

• TERENCE J. TOTH
1959			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT
333 W. Wacker Drive	Board Member	2008	Service LLC (since 2010), Quality Control Corporation (since 2012) and
Chicago, IL 60606		Class II	LogicMark LLC (since 2012); formerly, Director, Legal & General	208
			Investment Management America, Inc. (2008-2013); formerly, CEO and
			President, Northern Trust Global Investments (2004-2007); Executive
			Vice President, Quantitative Management & Securities Lending
			(2000-2004); prior thereto, various positions with Northern Trust
			Company (since 1994); member: Chicago Fellowship Board (since 2005),
			Catalyst Schools of Chicago Board (since 2008) and Chairman, and
			Mather Foundation Board (since 2012), and a member of its investment
			committee; formerly, Member, Northern Trust Mutual Funds Board
			(2005-2007), Northern Trust Global Investments Board (2004-2007),
			Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc.
			Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).

Nuveen Investments 87

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Members:

• WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010);
1955			formerly, Executive Vice President, U.S. Structured Products, of Nuveen
333 W. Wacker Drive	Board Member	2013	Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors,	133
Chicago, IL 60606		Class II	LLC (since 2011); President (since 2011), formerly, Managing Director
(2010-2011) of Nuveen Commodities Asset Management, LLC; Board
Member of the Chicago Symphony Orchestra and of Gilda s Club Chicago.

• THOMAS S. SCHREIER, JR.(2)			Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since
1962			2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen
333 W. Wacker Drive	Board Member	2013	Asset Management, LLC (since 2011); Co-Chief Executive Officer of	133
Chicago, IL 60606		Class III	Nuveen Securities, LLC (since 2011); Member of Board of Governors and
Chairman’s Council of the Investment Company Institute; formerly, Chief
Executive Officer (2000-2010) and Chief Investment Officer (2007-2010)
of FAF Advisors, Inc.; formerly, President of First American Funds
(2001-2010).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds:

• GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Chief		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Administrative	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since	208
Chicago, IL 60606	Officer		2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
Secretary and Associate General Counsel of Nuveen Asset Management,
LLC (since 2011); Managing Director, Associate General Counsel and
Assistant Secretary, of Symphony Asset Management LLC (since 2003);
Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since
2002), Santa Barbara Asset Management, LLC (since 2006), and of
Winslow Capital Management, LLC, (since 2010); Vice President and
Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset
Management, LLC; Chartered Financial Analyst.

• CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC.
1962
333 W. Wacker Drive	Vice President	2007		101
Chicago, IL 60606

• MARGO L. COOK			Executive Vice President (since 2008) of Nuveen Investments, Inc. and of
1964			Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment
333 W. Wacker Drive	Vice President	2009	Services of Nuveen Commodities Asset Management, LLC (since	208
Chicago, IL 60606			August 2011), previously, Head of Institutional Asset Management
(2007-2008) of Bear Stearns Asset Management; Head of Institutional
Asset Management (1986-2007) of Bank of NY Mellon; Chartered
Financial Analyst.

88 Nuveen Investments

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

• LORNA C. FERGUSON			Managing Director (since 2005) of Nuveen Fund Advisors, LLC and
1945			Nuveen Securities, LLC (since 2004).
333 W. Wacker Drive	Vice President	1998		208
Chicago, IL 60606

• STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President
1954	Vice President		(2013-2014), and Vice President of Nuveen Fund Advisors, LLC;
333 W. Wacker Drive	and Controller	1998	Chief Financial Officer of Nuveen Commodities Asset	208
Chicago, IL 60606			Management, LLC (since 2010); Senior Vice President (2010-2011),
Formerly Vice President (2005-2010) and Funds Controller of Nuveen
Securities, LLC; Certified Public Accountant.

• SCOTT S. GRACE			Managing Director, Corporate Finance & Development, Treasurer (since
1970	Vice President		2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since
333 W. Wacker Drive	and Treasurer	2009	2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc.,	208
Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset
Management, LLC; Vice President and Treasurer of NWQ Investment
Management Company, LLC, Tradewinds Global Investors, LLC,
Symphony Asset Management LLC and Winslow Capital Management,
LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly,
Treasurer (2006-2009), Senior Vice President (2008-2009), previously,
Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior
Associate in Morgan Stanley’s Global Financial Services Group
(2000-2003); Chartered Accountant Designation.

• WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970	Chief Compliance
333 W. Wacker Drive	Officer and	2003		208
Chicago, IL 60606	Vice President

• TINA M. LAZAR			Senior Vice President of Nuveen Investment Holdings, Inc.
1961
333 W. Wacker Drive	Vice President	2002		208
Chicago, IL 60606

• KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen
1966	Vice President		Securities, LLC; Managing Director (since 2008), Assistant Secretary
333 W. Wacker Drive	and Secretary	2007	since 2007) and Co-General Counsel (since 2011) of Nuveen Fund	208
Chicago, IL 60606			Advisors, LLC; Managing Director, Assistant Secretary and Associate
General Counsel (since 2011) of Nuveen Asset Management, LLC;
Managing Director (since 2008), and Assistant Secretary, Nuveen
Investment Holdings, Inc.; Vice President (since 2007) and Assistant
Secretary of Nuveen Investments Advisers Inc., NWQ Investment
Management Company, LLC, NWQ Holdings, LLC, Symphony Asset
Management LLC, Santa Barbara Asset Management, LLC, and of
Winslow Capital Management, LLC. (since 2010); Vice President and
Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.

Nuveen Investments 89

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed(3)	During Past 5 Years	in Fund Complex
Overseen
by Officer

Officers of the Funds (continued):

• KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since
1953	Vice President and		2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
901 Marquette Avenue	Assistant Secretary	2011	Secretary and Associate General Counsel (since 2011) of Nuveen Asset	208
Minneapolis, MN 55402			Management, LLC; Managing Director and Assistant Secretary (since
2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF
Advisors, Inc. (2004-2010).

• JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice
1978	Vice President and		President of Morgan Stanley Investment Management, Inc., Assistant
333 West Wacker Drive	Assistant Secretary	2013	Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director	208
Chicago, IL 60606			at PricewaterhouseCoopers LLP (from 2008 to 2010).

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

90 Nuveen Investments

Notes

Nuveen Investments 91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-C-0214D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Michigan Quality Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
February 28, 2014	$24,750	$6,500	$673	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2013	$22,250	$6,250	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2014	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2013	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2014	$ 673	$ 0	$ 0	$ 673
February 28, 2013	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Michigan Quality Income Municipal Fund, formerly known as Nuveen Michigan Quality Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Daniel J. Close	Registered Investment Company	16	$4.864 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	11	$192 million
*	Assets are as of February 28, 2014. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of February 28, 2014 the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Michigan Quality Income Municipal Fund	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	SHARES (OR	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	UNITS)	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	PURCHASED	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS
		UNIT)	PROGRAMS	OR PROGRAMS
MARCH 1-31, 2013	0		0	1,155,000

APRIL 1-30, 2013	0		0	1,155,000

MAY 1-31, 2013	0		0	1,155,000

JUNE 1-30, 2013	0		0	1,155,000

JULY 1-31, 2013	7,100	$13.05	7,100	1,147,900

AUGUST 1-31, 2013	2,400	$12.35	2,400	1,145,500

SEPTEMBER 1-30, 2013	0		0	1,145,500

OCTOBER 1-31, 2013	0		0	1,145,500

NOVEMBER 1-30, 2013	9,800	$12.49	9,800	2,075,200

DECEMBER 1-31, 2013	5,000	$12.43	5,000	2,070,200

January 1-31, 2014	0		0	2,070,200

February 1-28, 2014	0		0	2,070,200

TOTAL	24,300

* The registrant's repurchase program, for the repurchase of 1,155,000 shares, was authorized November 15, 2012. The program was reauthorized for a maximum repurchase amount of 2,085,000 shares on November 20, 2013. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Michigan Quality Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: May 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: May 8, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: May 8, 2014